UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2017

WESTERN ASSET

CORE PLUS BOND

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average effective duration which is expected to range within 30% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Plus Bond Fund for the twelve-month reporting period ended December 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2018

II	Western Asset Core Plus Bond Fund

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the twelve months ended December 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.2% during the first quarter of 2017. Second and third quarter 2017 GDP growth then accelerated to 3.1% and 3.2%, respectively. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2017 GDP growth — released after the reporting period ended — was 2.6%. The deceleration in growth reflected a downturn in private investor investment, which was partially offset by accelerations in personal consumption expenditures (“PCE”), exports, nonresidential fixed investment, state and local government spending, federal government spending, and an upturn in residential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on December 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In December 2017, 22.9% of Americans looking for a job had been out of work for more than six months, versus 24.4% when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

The Federal Reserve Board (the “Fed”)iii raised interest rates, as represented by the federal funds rate,iv three times during the reporting period. The first occurrence took place on March 15, 2017, as the Fed raised rates to a range between 0.75% and 1.00%. At its meeting that concluded on June 14, 2017, the Fed then raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%.

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. Looking back, in March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again

Western Asset Core Plus Bond Fund	III

Investment commentary (cont’d)

extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of England (“BoE”)vi lowered interest rates from 0.50% to 0.25%, a new record low. However, on November 2, 2017, the BoE raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	Western Asset Core Plus Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar weighted average effective durationii within 30% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company (“Western Asset”), the Fund’s subadviser (generally, this range is 2.5 to 7 years).

The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities. Up to 20% of the Fund’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase. These securities are known as “high-yield securities” or “junk bonds.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund may invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures and forwards. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-duration Treasuries over the twelve-month reporting period ended December 31, 2017. The fixed income market was impacted by a number of factors, including accelerating global economic growth, three interest rate hikes by the Federal Reserve Board (the “Fed”)iii, generally benign inflation, several geopolitical issues and, most recently, the signing of the U.S. tax reform bill.

Short-term Treasury yields moved higher during the reporting period, whereas longer-term Treasury yields edged lower. The yield for the two-year Treasury note began the

Western Asset Core Plus Bond Fund 2017 Annual Report	1

Fund overview (cont’d)

reporting period at 1.20% and ended the period at 1.89%. The low of 1.12% occurred on February 24, 2017, and the peak of 1.92% took place on December 26, 2017. The yield for the ten-year Treasury began the reporting period at 2.45% and ended the period at 2.40%. The low of 2.05% occurred on September 7, 2017, and the peak of 2.62% took place on March 13, 2017.

All told, the Bloomberg Barclays U.S. Aggregate Indexiv returned 3.54% for the twelve months ended December 31, 2017. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced superior results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv gained 7.50%. U.S. dollar-denominated emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi, gained 9.32% over the same period. Finally, emerging market local currency debt, as measured by the JPMorgan GBI-EM Global Diversified Indexvii, rose 15.21% in 2017.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased the overall quality of the portfolio by decreasing its allocation to high-yield corporate bonds and increasing its exposure to senior secured bank loans. Given the strong performance in the high-yield market, we found better relative value in bank loans. In addition, bank loans have a higher placement in the capital structure and their floating rate feature is generally beneficial in a rising interest rate environment. We also increased the Fund’s allocation to investment-grade corporate bonds. These adjustments were not driven by a concern that the current credit cycle is turning negative, but rather due to the fact that valuations have compressed to the point where, in our view, reducing the level of risk was warranted. We increased our allocation to agency mortgage-backed securities (“MBS”) during the period. This was primarily done in the summer of 2017, as their spreads widened due to concerns about the Fed starting to unwind its balance sheet and reducing its holdings of agency MBS. However, with the Fed clearly communicating a very gradual tapering of its balance sheet — by initially not reinvesting a relatively small portion of its maturing agency MBS positions every month — the sector rallied and its spreads narrowed. From a currency perspective, we became less positive on the U.S. dollar, increased our long positions to certain emerging market currencies and initiated long positions in the euro and Canadian dollar. Finally, we closed the Fund’s short position to the Japanese yen during the fourth quarter of 2017, as the currency had sold off significantly versus the U.S. dollar since August 2017.

The Fund used U.S. Treasury futures, and options and interest rate swaps, Eurodollar futures and options and interest rate swaps, and futures on non-U.S. rates to manage our duration and yield curveviii exposure. The use of these instruments in total contributed to performance. Credit default swaps (“CDS”), which were used to manage the Fund’s exposure to individual credits, did not materially impact performance results. Finally, the use of currency forwards, options and futures contracts to hedge its non-U.S. dollar currency exposure was negative for performance.

2	Western Asset Core Plus Bond Fund 2017 Annual Report

Performance review

For the twelve months ended December 31, 2017, Class I shares of Western Asset Core Plus Bond Fund returned 6.96%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned 3.54% for the same period. The Lipper Core Plus Debt Funds Category Average1 returned 4.39% over the same time frame.

Performance Snapshot as of December 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Core Plus Bond Fund[2]:
Class A	2.02%	6.57%
Class C	1.58%	5.82%
Class C1	1.83%	6.16%
Class FI	2.02%	6.65%
Class R	1.85%	6.25%
Class I	2.21%	6.96%
Class IS	2.14%	6.99%
Bloomberg Barclays U.S. Aggregate Index	1.24%	3.54%
Lipper Core Plus Debt Funds Category Average[1]	1.34%	4.39%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2017 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 2.34%, 1.74%, 2.12%, 2.42%, 2.03%, 2.82% and 2.83%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class A and Class I shares would have been 2.24% and 2.70%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2017, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.82%, 1.52%, 1.21%, 0.83%, 1.12%, 0.52% and 0.42%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 264 funds for the six-month period and among the 258 funds for the twelve-month period in the Fund’s Lipper category, excluding sales charges, if any.

[2]

Effective June 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

Western Asset Core Plus Bond Fund 2017 Annual Report	3

Fund overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 0.82% for Class A shares, 1.65% for Class C shares, 1.51% for Class C1 shares, 0.85% for Class FI shares, 1.15% for Class R shares, 0.45% for Class I shares and 0.45% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Fund outperformed its benchmark during the reporting period. The largest contributors to its relative performance were duration and yield curve positioning. We tactically adjusted the Fund’s duration and benefited as longer-term rates declined during the year. In terms of yield curve positioning, the Fund was positioned to benefit from a flattening of the curve.

The Fund’s out-of-benchmark allocation to non-agency residential MBS was beneficial given improving housing fundamentals, solid demand and a lack of new supply.

The Fund’s overweight emerging markets exposure contributed to results. The asset class benefited from the synchronized global economic expansion, rising commodity prices, the weakening U.S. dollar and moderating concerns over U.S. protectionist policies. Against this backdrop, sovereign yields declined, corporate spreads tightened and most emerging market currencies strengthened versus the U.S. dollar. In terms of currencies, a long Mexican peso position was rewarded. This was partially offset by a long to the Brazilian real, as it weakened against the U.S. dollar.

Overweights to commercial MBS and asset-backed securities contributed to performance as their spreads narrowed amid strong investor demand.

Finally, overweights to investment-grade and high-yield corporate bonds and bank loans were beneficial for returns. They performed well given strengthening corporate fundamentals and overall robust demand from investors looking to generate incremental yield in the low interest rate environment. Individual investment-grade corporate bonds that performed well included overweight positions in Wells Fargo & Co., Bank of America Corp. and Goldman Sachs. Examples of strong high-yield corporate bond performers were our overweights in Petrobras Global Finance BV, Valeant Pharmaceuticals International Inc. and Citigroup Inc.

4	Western Asset Core Plus Bond Fund 2017 Annual Report

Q. What were the leading detractors from performance?

A. Modestly detracting from the Fund’s relative performance for the period was its allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”)ix. While inflation expectations increased as the reporting period progressed, TIPS lagged the benchmark in 2017.

While the Fund’s corporate bond exposure was positive for performance overall, certain holdings were drags on results. Individual investment-grade corporate bonds that detracted from results included overweight positions in Teva Pharmaceuticals, T-Mobile and Broadcom. Examples of weak high-yield corporate bond holdings were our overweights in Petco, Academy LTD and Neiman Marcus.

Thank you for your investment in Western Asset Core Plus Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 24, 2018

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in high-yield bonds (commonly known as “junk bonds”), which are rated below investment grade and carry more risk than higher rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 69 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2017 were: Corporate Bonds & Notes (25.3%), U.S. Government & Agency Obligations (23.4%), Mortgage-Backed Securities (22.2%), Collateralized Mortgage Obligations (9.0%) and Senior Loans (5.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Core Plus Bond Fund 2017 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	JPMorgan GBI-EM Global Diversified tracks the performance of local currency debt issued by emerging market governments, whose debt is accessible by most of the international investor base.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

6	Western Asset Core Plus Bond Fund 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2017 and December 31, 2016 and does not include derivatives such as futures contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Core Plus Bond Fund 2017 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2017 and held for the six months ended December 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.02%	$1,000.00	$1,020.20	0.82%	$4.18	Class A	5.00%	$1,000.00	$1,021.07	0.82%	$4.18
Class C	1.58	1,000.00	1,015.80	1.52	7.72	Class C	5.00	1,000.00	1,017.54	1.52	7.73
Class C1	1.83	1,000.00	1,018.30	1.19	6.05	Class C1	5.00	1,000.00	1,019.21	1.19	6.06
Class FI	2.02	1,000.00	1,020.20	0.83	4.23	Class FI	5.00	1,000.00	1,021.02	0.83	4.23
Class R	1.85	1,000.00	1,018.50	1.16	5.90	Class R	5.00	1,000.00	1,019.36	1.16	5.90
Class I	2.21	1,000.00	1,022.10	0.45	2.29	Class I	5.00	1,000.00	1,022.94	0.45	2.29
Class IS	2.14	1,000.00	1,021.40	0.43	2.19	Class IS	5.00	1,000.00	1,023.04	0.43	2.19

8	Western Asset Core Plus Bond Fund 2017 Annual Report

[1]	For the six months ended December 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Core Plus Bond Fund 2017 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class C†	Class C1†	Class FI†	Class R†	Class I†	Class IS†
Twelve Months Ended 12/31/17	6.57%	5.82%	6.16%	6.65%	6.25%	6.96%	6.99%
Five Years Ended 12/31/17	3.50	2.76	3.11	3.53	3.18	3.88	3.91
Ten Years Ended 12/31/17	N/A	N/A	N/A	5.65	N/A	5.96	N/A
Inception* through 12/31/17	3.94	3.22	3.05	—	3.61	—	7.01

With sales charges[2]	Class A†	Class C†	Class C1†	Class FI†	Class R†	Class I†	Class IS†
Twelve Months Ended 12/31/17	2.01%	4.82%	5.16%	6.65%	6.25%	6.96%	6.99%
Five Years Ended 12/31/17	2.60	2.76	3.11	3.53	3.18	3.88	3.91
Ten Years Ended 12/31/17	N/A	N/A	N/A	5.65	N/A	5.96	N/A
Inception* through 12/31/17	3.16	3.22	3.05	—	3.61	—	7.01

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/17)	24.55%
Class C (Inception date of 4/30/12 through 12/31/17)	19.69
Class C1 (Inception date of 10/4/12 through 12/31/17)	17.08
Class FI (12/31/07 through 12/31/17)	73.28
Class R (Inception date of 4/30/12 through 12/31/17)	22.29
Class I (12/31/07 through 12/31/17)	78.45
Class IS (Inception date of 8/4/08 through 12/31/17)	89.25

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are April 30, 2012, April 30, 2012, October 4, 2012, January 8, 2002, April 30, 2012, July 8, 1998 and August 4, 2008, respectively.

†	Effective June 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

10	Western Asset Core Plus Bond Fund 2017 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Plus Bond Fund vs. Bloomberg Barclays U.S. Aggregate Index† — December 2007 - December 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Core Plus Bond Fund on December 31, 2007, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2017. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Core Plus Bond Fund 2017 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2017

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Core Plus	— Western Asset Core Plus Bond Fund

12	Western Asset Core Plus Bond Fund 2017 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2017

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Core Plus	— Western Asset Core Plus Bond Fund

Western Asset Core Plus Bond Fund 2017 Annual Report	13

Schedule of investments

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 25.3%
Consumer Discretionary — 2.0%
Auto Components — 0.1%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	5,005,000	$5,198,944
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	4,308,000	4,505,694
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	3,500,000	3,621,975
Total Auto Components				13,326,613
Automobiles — 0.3%
Fiat Chrysler Automobiles NV, Senior Notes	5.250%	4/15/23	1,020,000	1,070,388
Ford Motor Co., Senior Notes	4.750%	1/15/43	6,390,000	6,504,065
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,550,000	1,717,778
Ford Motor Credit Co., LLC, Senior Notes	3.200%	1/15/21	1,250,000	1,268,408
Ford Motor Credit Co., LLC, Senior Notes	5.750%	2/1/21	4,010,000	4,356,684
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	12,560,000	13,803,421
Ford Motor Credit Co., LLC, Senior Notes	3.664%	9/8/24	3,850,000	3,905,373
General Motors Co., Senior Notes	6.250%	10/2/43	3,640,000	4,326,359
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	890,000	893,426
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	3,650,000	3,842,702
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	7,930,000	8,043,363
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	920,000	964,638
General Motors Financial Co. Inc., Senior Notes	4.350%	1/17/27	6,860,000	7,147,743
Total Automobiles				57,844,348
Hotels, Restaurants & Leisure — 0.2%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	5,920,000	5,994,000	(a)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	2,310,000	2,483,250
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	1,430,000	1,499,712
McDonald’s Corp., Medium-Term Notes	5.350%	3/1/18	310,000	311,859
McDonald’s Corp., Senior Notes	3.700%	1/30/26	10,820,000	11,297,770
McDonald’s Corp., Senior Notes	3.500%	3/1/27	12,950,000	13,343,551
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	2,330,000	2,417,375	(a)
Total Hotels, Restaurants & Leisure				37,347,517
Household Durables — 0.1%
Lennar Corp., Senior Notes	4.500%	4/30/24	5,640,000	5,796,792
Newell Brands Inc., Senior Notes	3.150%	4/1/21	3,760,000	3,804,913
Newell Brands Inc., Senior Notes	3.850%	4/1/23	10,110,000	10,473,463
Newell Brands Inc., Senior Notes	4.200%	4/1/26	7,110,000	7,433,301
Total Household Durables				27,508,469

See Notes to Financial Statements.

14	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Internet & Direct Marketing Retail — 0.2%
Amazon.com Inc., Senior Notes	3.150%	8/22/27	15,280,000	$15,333,950	(a)
Amazon.com Inc., Senior Notes	3.875%	8/22/37	6,800,000	7,240,124	(a)
Amazon.com Inc., Senior Notes	4.950%	12/5/44	10,095,000	12,319,802
Amazon.com Inc., Senior Notes	4.050%	8/22/47	8,290,000	8,973,482	(a)
Netflix Inc., Senior Bonds	5.500%	2/15/22	490,000	517,563
Netflix Inc., Senior Bonds	5.875%	2/15/25	2,970,000	3,163,050
QVC Inc., Senior Secured Notes	5.950%	3/15/43	500,000	505,561
Total Internet & Direct Marketing Retail				48,053,532
Media — 1.0%
21st Century Fox America Inc., Senior Debentures	6.750%	1/9/38	200,000	273,854
21st Century Fox America Inc., Senior Notes	4.500%	2/15/21	8,000	8,462
21st Century Fox America Inc., Senior Notes	6.200%	12/15/34	260,000	336,702
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	1,350,000	1,862,549
21st Century Fox America Inc., Senior Notes	6.900%	8/15/39	120,000	169,911
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	5,010,000	4,947,375	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	10,537,000	11,220,010
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	10,830,000	10,771,639
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	6,620,000	7,745,086
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	3,150,000	4,118,240
Comcast Corp., Notes	5.875%	2/15/18	65,000	65,336
Comcast Corp., Senior Bonds	3.969%	11/1/47	221,000	228,915
Comcast Corp., Senior Notes	3.375%	8/15/25	3,940,000	4,047,503
Comcast Corp., Senior Notes	4.250%	1/15/33	1,710,000	1,866,989
Comcast Corp., Senior Notes	4.200%	8/15/34	244,000	261,174
Comcast Corp., Senior Notes	5.650%	6/15/35	60,000	74,944
Comcast Corp., Senior Notes	6.500%	11/15/35	2,250,000	3,047,194
Comcast Corp., Senior Notes	3.999%	11/1/49	2,626,000	2,696,332
DISH DBS Corp., Senior Notes	6.750%	6/1/21	4,280,000	4,504,700
DISH DBS Corp., Senior Notes	5.875%	7/15/22	3,335,000	3,364,181
DISH DBS Corp., Senior Notes	5.875%	11/15/24	17,019,000	16,636,072
Myriad International Holdings BV, Senior Notes	4.850%	7/6/27	18,070,000	18,782,247	(a)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	22,040,000	22,004,161	(a)
NBCUniversal Media LLC, Senior Notes	4.375%	4/1/21	11,230,000	11,907,863
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	9,420,000	9,549,525	(a)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	4,315,000	4,341,969	(a)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	15

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	9,660,000	$9,949,800	(a)
Time Warner Cable LLC, Debentures	7.300%	7/1/38	8,925,000	11,219,803
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	15,880,000	16,977,417
Time Warner Cable LLC, Senior Notes	4.125%	2/15/21	8,351,000	8,605,515
Time Warner Cable LLC, Senior Notes	6.750%	6/15/39	3,295,000	3,965,653
Time Warner Cable LLC, Senior Notes	5.875%	11/15/40	8,447,000	9,194,283
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	2,060,000	2,841,254
Time Warner Inc., Senior Notes	4.700%	1/15/21	20,000	21,144
Time Warner Inc., Senior Notes	4.750%	3/29/21	9,220,000	9,821,163
Time Warner Inc., Senior Notes	6.250%	3/29/41	970,000	1,201,931
UBM PLC, Notes	5.750%	11/3/20	6,060,000	6,295,988	(a)
Viacom Inc., Senior Notes	4.250%	9/1/23	2,512,000	2,567,801
Viacom Inc., Senior Notes	3.875%	4/1/24	1,720,000	1,718,440
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,000,000	2,072,500	(a)
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.250%	1/15/26	1,540,000	1,561,175	(a)
Total Media				232,846,800
Multiline Retail — 0.1%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	11,350,000	11,910,406
Specialty Retail — 0.0%
TJX Cos. Inc., Senior Notes	2.250%	9/15/26	1,520,000	1,428,104
Total Consumer Discretionary				430,265,789
Consumer Staples — 2.5%
Beverages — 0.9%
Anheuser-Busch InBev Finance Inc., Senior Notes	2.650%	2/1/21	10,600,000	10,660,817
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	11,940,000	12,231,924
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	37,240,000	38,496,133
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	25,970,000	30,219,533
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	12,580,000	13,351,437
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	4,730,000	5,021,614
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	26,650,000	26,476,050
Constellation Brands Inc., Senior Notes	6.000%	5/1/22	3,940,000	4,432,565
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	1,395,000	1,477,475
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	6,830,000	7,034,900	(a)
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	620,000	659,099
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	15,570,000	15,814,018
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	1,370,000	1,408,545
Molson Coors Brewing Co., Senior Notes	3.000%	7/15/26	8,365,000	8,202,774
PepsiCo Inc., Senior Notes	4.000%	3/5/42	4,980,000	5,291,449

See Notes to Financial Statements.

16	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Beverages — continued
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	10,485,000	$11,147,761	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	4,170,000	5,080,162	(a)
Total Beverages				197,006,256
Food & Staples Retailing — 0.3%
CVS Health Corp., Senior Notes	2.750%	12/1/22	16,440,000	16,213,221
CVS Health Corp., Senior Notes	3.875%	7/20/25	4,447,000	4,587,083
CVS Health Corp., Senior Notes	5.125%	7/20/45	12,410,000	14,277,976
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	317,299	337,622	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	3,759,105	4,127,010
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	10,000,959	11,132,948
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	2,341,303	2,741,924
Kroger Co., Senior Notes	5.150%	8/1/43	780,000	846,591
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	2,260,000	3,197,953
Wal-Mart Stores Inc., Senior Notes	4.250%	4/15/21	360,000	382,643
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	12,000,000	11,887,750
Total Food & Staples Retailing				69,732,721
Food Products — 0.5%
Danone SA, Senior Bonds	2.589%	11/2/23	20,650,000	20,165,033	(a)
Danone SA, Senior Notes	2.077%	11/2/21	15,860,000	15,528,438	(a)
Danone SA, Senior Notes	2.947%	11/2/26	8,600,000	8,389,974	(a)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	2,963,000	3,142,844	(a)
Kraft Heinz Foods Co., Senior Notes	5.375%	2/10/20	9,526,000	10,097,802
Kraft Heinz Foods Co., Senior Notes	3.500%	6/6/22	6,570,000	6,729,676
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	5,630,000	5,824,244
Kraft Heinz Foods Co., Senior Notes	3.000%	6/1/26	2,000,000	1,928,099
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	4,830,000	5,288,677
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	440,000	473,835
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	3,930,000	4,339,371
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	4,280,000	4,256,679
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	90,000	93,150	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	6,470,000	6,777,325	(a)
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	2,090,000	2,096,158	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	7,490,000	7,561,531	(a)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	690,000	706,927	(a)
Total Food Products				103,399,763
Household Products — 0.0%
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	7,400,000	7,825,500

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	17

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — 0.8%
Altria Group Inc., Senior Notes	9.250%	8/6/19	11,710,000	$12,985,237
Altria Group Inc., Senior Notes	4.750%	5/5/21	11,110,000	11,919,689
Altria Group Inc., Senior Notes	2.850%	8/9/22	5,100,000	5,136,768
BAT Capital Corp., Senior Notes	3.557%	8/15/27	47,740,000	47,896,545	(a)
BAT Capital Corp., Senior Notes	4.540%	8/15/47	20,830,000	22,022,355	(a)
Imperial Brands Finance PLC, Senior Notes	2.050%	2/11/18	4,660,000	4,659,518	(a)
Philip Morris International Inc., Senior Notes	1.875%	11/1/19	23,600,000	23,461,987
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	12,470,000	12,628,650
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	4,200,000	4,164,156
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	14,810,000	14,688,171
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	3,085,000	3,364,764
Reynolds American Inc., Senior Notes	8.125%	6/23/19	2,160,000	2,337,214
Reynolds American Inc., Senior Notes	3.250%	6/12/20	3,842,000	3,906,120
Reynolds American Inc., Senior Notes	5.850%	8/15/45	7,579,000	9,499,921
Total Tobacco				178,671,095
Total Consumer Staples				556,635,335
Energy — 4.1%
Energy Equipment & Services — 0.2%
Baker Hughes a GE Co., LLC, Senior Notes	3.200%	8/15/21	2,487,000	2,541,362
Ensco PLC, Senior Notes	8.000%	1/31/24	5,622,000	5,664,165
Halliburton Co., Senior Bonds	3.800%	11/15/25	13,610,000	14,167,775
Halliburton Co., Senior Notes	4.850%	11/15/35	5,440,000	6,121,224
Halliburton Co., Senior Notes	5.000%	11/15/45	8,510,000	9,811,015
Schlumberger Norge AS, Senior Notes	4.200%	1/15/21	720,000	752,701	(a)
Total Energy Equipment & Services				39,058,242
Oil, Gas & Consumable Fuels — 3.9%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	2,850,000	2,985,375
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	6,470,000	8,323,672
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	30,000	32,175
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	16,141,000	17,057,818
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	3,960,000	4,450,291
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	12,895,000	15,839,927
Anadarko Petroleum Corp., Senior Notes	6.600%	3/15/46	13,540,000	17,478,914
Apache Corp., Senior Notes	3.250%	4/15/22	3,214,000	3,241,319
Apache Corp., Senior Notes	6.000%	1/15/37	1,810,000	2,147,248
Apache Corp., Senior Notes	5.100%	9/1/40	15,199,000	16,248,247
Apache Corp., Senior Notes	4.750%	4/15/43	5,980,000	6,168,402

See Notes to Financial Statements.

18	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Apache Corp., Senior Notes	4.250%	1/15/44	18,548,000	$18,038,519
BP Capital Markets PLC, Senior Bonds	3.506%	3/17/25	23,500,000	24,332,123
BP Capital Markets PLC, Senior Bonds	3.119%	5/4/26	4,790,000	4,846,539
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	510,000	530,384
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	1,650,000	1,692,241
BP Capital Markets PLC, Senior Notes	3.216%	11/28/23	16,310,000	16,673,951
BP Capital Markets PLC, Senior Notes	3.588%	4/14/27	7,160,000	7,418,201
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	6,420,000	6,656,898
Chesapeake Energy Corp., Secured Notes	8.000%	12/15/22	1,218,000	1,318,485	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	5,000	5,225
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	4,690,000	4,772,075
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	3,140,000	2,920,200
Chevron Corp., Senior Notes	2.954%	5/16/26	20,390,000	20,405,931
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	13,826,000	14,164,374
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	35,600,000	35,943,789
Concho Resources Inc., Senior Notes	4.375%	1/15/25	3,590,000	3,742,575
Conoco Funding Co., Senior Bonds	7.250%	10/15/31	810,000	1,119,690
ConocoPhillips, Notes	6.500%	2/1/39	90,000	126,359
ConocoPhillips, Senior Notes	5.900%	10/15/32	10,000	12,403
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	693,000	912,089
Continental Resources Inc., Senior Notes	4.500%	4/15/23	845,000	864,013
Continental Resources Inc., Senior Notes	4.375%	1/15/28	4,780,000	4,724,791	(a)
Devon Energy Corp., Senior Notes	3.250%	5/15/22	5,750,000	5,854,480
Devon Energy Corp., Senior Notes	5.850%	12/15/25	11,416,000	13,351,269
Devon Energy Corp., Senior Notes	5.600%	7/15/41	9,920,000	11,732,620
Devon Energy Corp., Senior Notes	5.000%	6/15/45	23,090,000	25,857,422
Devon Financing Co., LLC, Debentures	7.875%	9/30/31	60,000	82,559
Ecopetrol SA, Senior Notes	5.875%	5/28/45	27,530,000	28,204,522
EOG Resources Inc., Senior Notes	4.150%	1/15/26	5,682,000	6,057,432
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	7,330,000	3,994,850
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	11,540,000	11,730,526
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	22,720,000	25,494,417
Kerr-McGee Corp., Notes	6.950%	7/1/24	3,151,000	3,719,290
Kerr-McGee Corp., Notes	7.875%	9/15/31	2,087,000	2,779,244
Kinder Morgan Energy Partners LP, Senior Notes	3.950%	9/1/22	12,600,000	13,016,623
Kinder Morgan Inc., Medium-Term Notes	7.800%	8/1/31	3,276,000	4,235,025
MEG Energy Corp., Senior Notes	6.375%	1/30/23	350,000	299,250	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,640,000	1,391,950	(a)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	19

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
MPLX LP, Senior Notes	4.875%	12/1/24	9,800,000	$10,578,495
MPLX LP, Senior Notes	4.875%	6/1/25	8,960,000	9,617,168
Noble Energy Inc., Senior Notes	4.150%	12/15/21	10,000	10,429
Noble Energy Inc., Senior Notes	3.850%	1/15/28	9,560,000	9,608,643
Noble Energy Inc., Senior Notes	5.250%	11/15/43	6,205,000	6,892,488
Noble Energy Inc., Senior Notes	5.050%	11/15/44	1,741,000	1,871,842
Noble Energy Inc., Senior Notes	4.950%	8/15/47	4,490,000	4,824,055
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	4,350,000	4,475,063
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	5,170,000	5,303,197
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	9,455,000	9,693,215
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	7,460,000	7,425,190
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	5,705,000	6,482,925
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	2,710,000	3,007,320
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	10,210,000	10,880,994
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	9,210,000	9,797,137
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	14,259,000	15,164,446
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	92,550,000	92,943,337	(a)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	7,710,000	8,504,130
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	14,490,000	15,534,584
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	4,350,000	4,942,687
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	3,860,000	3,560,696
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	14,210,000	14,321,548
QEP Resources Inc., Senior Notes	6.875%	3/1/21	8,110,000	8,799,350
Range Resources Corp., Senior Notes	5.875%	7/1/22	1,440,000	1,476,000
Range Resources Corp., Senior Notes	5.000%	3/15/23	8,140,000	8,140,000
Range Resources Corp., Senior Notes	4.875%	5/15/25	3,030,000	2,939,100
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	5,781,000	6,325,663
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	510,000	527,958
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	2,870,000	3,194,101
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	3,694,000	3,139,900
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	10,900,000	11,048,776	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	7,580,000	7,978,602	(a)
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	652,284	667,776	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,980,000	2,071,106
Shell International Finance BV, Senior Notes	2.875%	5/10/26	5,450,000	5,456,083
Shell International Finance BV, Senior Notes	6.375%	12/15/38	4,655,000	6,502,376

See Notes to Financial Statements.

20	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Shell International Finance BV, Senior Notes	4.550%	8/12/43	6,360,000	$7,250,920
Shell International Finance BV, Senior Notes	4.375%	5/11/45	13,770,000	15,521,178
Shell International Finance BV, Senior Notes	4.000%	5/10/46	20,780,000	22,189,163
Shell International Finance BV, Senior Notes	3.750%	9/12/46	690,000	705,607
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	17,660,000	18,763,114	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	14,960,000	19,150,692
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	10,665,000	10,958,287
Williams Cos. Inc., Debentures	7.500%	1/15/31	499,000	612,523
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	11,863,000	13,761,080
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,790,000	1,866,075
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	287,000	355,163
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	3,035,000	4,021,375
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	900,000	965,250
WPX Energy Inc., Senior Notes	6.000%	1/15/22	270,000	283,500
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,440,000	1,641,600
Total Oil, Gas & Consumable Fuels				864,747,629
Total Energy				903,805,871
Financials — 8.5%
Banks — 6.0%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	6,210,000	6,604,335	(a)
BAC Capital Trust XIV, Junior Subordinated Notes (the greater of 3 mo. USD LIBOR + 0.400% or 4.000%)	4.000%	1/16/18	12,050,000	10,783,304	(b)(c)
Bank of America Corp., Junior Subordinated Bonds (6.100% to 3/17/25 then 3 mo. USD LIBOR + 3.898%)	6.100%	3/17/25	7,780,000	8,548,275	(b)(c)
Bank of America Corp., Junior Subordinated Notes (6.250% to 9/5/24 then 3 mo. USD LIBOR + 3.705%)	6.250%	9/5/24	4,090,000	4,524,767	(b)(c)
Bank of America Corp., Senior Notes	5.650%	5/1/18	160,000	161,917
Bank of America Corp., Senior Notes	2.600%	1/15/19	1,176,000	1,180,205
Bank of America Corp., Senior Notes	3.300%	1/11/23	28,960,000	29,646,572
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	39,972,000	40,102,179	(a)(c)
Bank of America Corp., Senior Notes	4.125%	1/22/24	230,000	244,815
Bank of America Corp., Senior Notes	4.000%	4/1/24	13,890,000	14,695,660
Bank of America Corp., Senior Notes	3.500%	4/19/26	16,160,000	16,539,816
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	7,230,000	7,357,836	(c)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	27,181,000	27,221,059	(a)(c)
Bank of America Corp., Senior Notes	5.000%	1/21/44	37,300,000	45,163,225

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	21

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of America Corp., Subordinated Bonds	4.450%	3/3/26	3,050,000	$3,261,175
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	14,080,000	14,840,139
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	4,300,000	4,477,673
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	12,000,000	12,659,962
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	9,790,000	10,463,433	(a)
BPCE SA, Subordinated Notes	5.150%	7/21/24	3,300,000	3,583,205	(a)
Citigroup Inc., Junior Subordinated Bonds (5.350% to 5/15/23 then 3 mo. USD LIBOR + 3.466%)	5.350%	5/15/23	6,200,000	6,347,250	(b)(c)
Citigroup Inc., Junior Subordinated Bonds (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	8,170,000	8,762,325	(b)(c)
Citigroup Inc., Junior Subordinated Bonds (5.950% to 5/15/24 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	28,020,000	29,876,325	(b)(c)
Citigroup Inc., Junior Subordinated Notes (5.950% to 1/30/23 then 3 mo. USD LIBOR + 4.068%)	5.950%	1/30/23	6,050,000	6,443,250	(b)(c)
Citigroup Inc., Junior Subordinated Notes (5.900% to 2/15/23 then 3 mo. USD LIBOR + 4.230%)	5.900%	2/15/23	2,140,000	2,284,450	(b)(c)
Citigroup Inc., Senior Notes (3 mo. USD LIBOR + 1.151%)	3.520%	10/27/28	51,410,000	51,759,157	(c)
Citigroup Inc., Senior Notes	8.125%	7/15/39	2,195,000	3,520,636
Citigroup Inc., Senior Notes	4.650%	7/30/45	24,812,000	28,355,441
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	19,090,000	20,169,332
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	704,000	733,488
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	25,260,000	28,501,711
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	11,500,000	12,047,992
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	36,420,000	38,603,788
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,660,000	2,120,643
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	133,000	168,085
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	2,824,000	3,922,240
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	1,789,000	2,120,243
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	2,080,000	2,302,167
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	4,160,000	4,352,837	(a)
Commonwealth Bank of Australia, Senior Notes	3.900%	7/12/47	16,490,000	16,901,633	(a)
Cooperatieve Rabobank U.A., Junior Subordinated Notes (11.000% to 6/30/19 then 3 mo. USD LIBOR + 10.868%)	11.000%	6/30/19	11,522,000	12,919,043	(a)(b)(c)
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	24,060,000	25,824,636
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	26,000,000	27,490,089
Cooperatieve Rabobank U.A., Subordinated Notes	5.250%	8/4/45	8,420,000	10,173,508
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	16,980,000	18,593,100	(a)(b)(c)
HSBC Holdings PLC, Junior Subordinated Bonds (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	10,440,000	11,144,700	(b)(c)

See Notes to Financial Statements.

22	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	26,610,000	$27,210,264
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	1,750,000	1,862,494
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	19,275,000	20,012,298
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	8,270,000	8,650,420
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	17,750,000	18,437,144
ING Bank NV, Subordinated Notes	5.800%	9/25/23	13,820,000	15,528,399	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	9,160,000	9,103,477	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	7/14/27	30,901,000	30,947,657	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	29,410,000	30,154,999	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	600,000	633,109	(a)
JPMorgan Chase & Co., Senior Notes	6.300%	4/23/19	9,630,000	10,140,355
JPMorgan Chase & Co., Senior Notes	4.400%	7/22/20	10,770,000	11,318,363
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	1,780,000	1,888,846
JPMorgan Chase & Co., Senior Notes	4.500%	1/24/22	9,480,000	10,149,755
JPMorgan Chase & Co., Senior Notes	3.625%	5/13/24	20,000	20,814
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	3,195,000	3,335,719
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	20,000,000	21,137,825
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	4,050,000	4,313,171
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	17,670,000	20,586,049
Lloyds Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	109,403	(a)
Lloyds Banking Group PLC, Senior Notes (3.574% to 11/7/27 then 3 mo. USD LIBOR + 1.205%)	3.574%	11/7/28	3,000,000	2,977,899	(c)
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	15,350,000	16,130,236
Mitsubishi UFJ Financial Group Inc., Senior Notes	2.998%	2/22/22	7,240,000	7,290,222
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	14,640,000	15,541,617	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	6,229,000	6,834,826
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	12,920,000	14,243,592
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	15,075,000	16,624,890
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	24,180,000	25,682,015
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	3,560,000	4,325,172	(a)
Standard Chartered PLC, Subordinated Notes	3.950%	1/11/23	2,130,000	2,152,101	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	19,190,000	23,361,342	(a)
Sumitomo Mitsui Financial Group Inc., Senior Notes	2.058%	7/14/21	10,680,000	10,471,855
UBS Group Funding Switzerland AG, Senior Notes	3.491%	5/23/23	32,680,000	33,233,685	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.125%	9/24/25	4,880,000	5,126,417	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	26,840,000	28,335,049	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	1/29/18	38,301,000	38,636,134	(b)(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	23

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Wachovia Corp., Senior Notes	5.750%	2/1/18	13,275,000	$13,316,311
Wells Fargo & Co., Junior Subordinated Bonds (5.875% to 6/15/25 then 3 mo. USD LIBOR + 3.990%)	5.875%	6/15/25	3,480,000	3,858,624	(b)(c)
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	5,740,000	5,739,415
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	13,950,000	14,831,445
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	29,510,000	28,957,711
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	6,860,000	6,995,550
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	1,802,000	1,938,301
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	36,290,000	38,687,350
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	8,140,000	9,714,792
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	1,840,000	2,273,602
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	20,450,000	22,353,447
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	16,404,000	18,610,186
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	3,070,000	3,245,768
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	20,285,000	22,727,148
Wells Fargo Capital X, Junior Subordinated Bonds	5.950%	12/15/36	5,612,000	6,397,680
Total Banks				1,333,652,564
Capital Markets — 1.4%
CME Group Inc., Senior Notes	5.300%	9/15/43	4,500,000	5,790,570
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	6,730,000	7,218,196
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	24,115,000	27,868,072
Goldman Sachs Capital II, Junior Subordinated Bonds (4.000% to 03/01/18 then 3 mo. USD LIBOR + 0.768%, 4.000% floor)	4.000%	1/29/18	413,000	366,125	(b)(c)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	20,030,000	22,999,990
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	13,300,000	13,302,897
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	583,000	589,172
Goldman Sachs Group Inc., Senior Notes	2.900%	7/19/18	210,000	210,983
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	25,760,000	27,322,668
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	3,946,000	4,268,923
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	5,320,000	5,768,592
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 0.821%)	2.876%	10/31/22	34,600,000	34,519,461	(c)
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	5,100,000	5,354,985
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	5,410,000	5,616,288
Goldman Sachs Group Inc., Senior Notes	3.500%	1/23/25	10,000,000	10,167,503
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	10,633,000	10,706,213
Goldman Sachs Group Inc., Senior Notes (3.691% to 6/5/27 then 3 mo. USD LIBOR + 1.510%)	3.691%	6/5/28	5,760,000	5,850,221	(c)

See Notes to Financial Statements.

24	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	29,580,000	$39,944,162
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	24,160,000	25,275,469
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	8,640,000	11,586,949
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	18,841,000	21,899,901
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	1,398,000	1,628,034	(a)
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	1/29/18	5,550,000	0	*(b)(d)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	3.589%	8/19/65	190,000	0	*(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	5,280,000	0	*(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	1,070,000	0	*(e)(f)(g)(h)
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	27,101,000	27,257,411
Total Capital Markets				315,512,785
Consumer Finance — 0.1%
Ally Financial Inc., Senior Notes	7.500%	9/15/20	2,699,000	2,995,890
Ally Financial Inc., Senior Notes	8.000%	11/1/31	3,690,000	4,815,450
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	5,365,000	5,968,977
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,500,000	1,542,000
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	60,000	65,025
Total Consumer Finance				15,387,342
Diversified Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	8,550,000	8,688,204
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	2,590,000	2,722,192
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	1,180,000	1,258,940
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	6,003,498	7,161,360
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	5,890,000	6,155,098
DAE Funding LLC, Senior Notes	4.500%	8/1/22	3,160,000	3,112,600	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	3,200,000	3,168,000	(a)
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	17,167,000	17,094,913
GE Capital International Funding Co., Unlimited Co., Senior Notes	4.418%	11/15/35	5,171,000	5,606,885
ILFC E-Capital Trust II, Bonds (Max (3 mo. USD LIBOR, 10 year U.S. Treasury Constant Maturity Rate, 30 year Treasury Constant Maturity Rate) + 1.800%)	4.610%	12/21/65	2,870,000	2,783,900	(a)(c)
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	8,880,000	10,703,805
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	3,540,000	3,930,700

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	25

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
Magnolia Finance X Ltd.	2.812%	12/3/20	44,071,690	GBP	$58,313,359	(a)(f)(g)
Magnolia Finance X Ltd.	4.332%	12/3/20	14,495,340	GBP	19,179,477	(a)(f)(g)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	2,510,000		2,503,725	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	4,590,000		4,567,050	(a)
Voya Financial Inc., Senior Notes	2.900%	2/15/18	854,000		854,859
Total Diversified Financial Services					157,805,067
Insurance — 0.3%
American International Group Inc., Junior Subordinated Debentures (6.250% to 3/15/37 then 3 mo. USD LIBOR + 2.056%)	6.250%	3/15/87	446,000		487,255	(c)
American International Group Inc., Senior Notes	3.750%	7/10/25	12,460,000		12,866,940
Brighthouse Financial Inc., Senior Notes	4.700%	6/22/47	2,900,000		2,970,163	(a)
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	4,100,000		4,095,146
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	5,420,000		5,537,271
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	8,900,000		11,903,750	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	5,493,000		6,332,385
MetLife Inc., Senior Notes	4.750%	2/8/21	6,300,000		6,748,027
Prudential Financial Inc., Senior Notes	4.500%	11/16/21	300,000		321,818
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	7,755,000		8,891,590	(a)
Total Insurance					60,154,345
Thrifts & Mortgage Finance — 0.0%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	5,150,000		5,356,052	(a)
Total Financials					1,887,868,155
Health Care — 2.0%
Biotechnology — 0.3%
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	9,430,000		9,709,925
Amgen Inc., Senior Notes	3.625%	5/22/24	1,480,000		1,539,816
Amgen Inc., Senior Notes	4.663%	6/15/51	1,933,000		2,171,635
Celgene Corp., Senior Notes	3.550%	8/15/22	4,650,000		4,794,722
Celgene Corp., Senior Notes	3.625%	5/15/24	2,200,000		2,265,668
Celgene Corp., Senior Notes	3.875%	8/15/25	9,250,000		9,589,864
Celgene Corp., Senior Notes	5.250%	8/15/43	3,712,000		4,301,633
Celgene Corp., Senior Notes	5.000%	8/15/45	3,020,000		3,439,825
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	399,000		417,766
Gilead Sciences Inc., Senior Notes	3.500%	2/1/25	5,000,000		5,175,751
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	1,560,000		1,620,009
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	6,165,000		7,148,696

See Notes to Financial Statements.

26	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Biotechnology — continued
Gilead Sciences Inc., Senior Notes	4.150%	3/1/47	7,660,000	$8,168,657
Total Biotechnology				60,343,967
Health Care Equipment & Supplies — 0.4%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	11,610,000	11,943,897
Abbott Laboratories, Senior Notes	4.750%	11/30/36	6,660,000	7,506,814
Abbott Laboratories, Senior Notes	4.900%	11/30/46	10,150,000	11,684,092
Becton, Dickinson & Co., Senior Notes	3.363%	6/6/24	18,160,000	18,236,266
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	3,922,000	4,022,829
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	2,880,000	3,161,593
Medtronic Inc., Senior Notes	3.125%	3/15/22	1,010,000	1,032,815
Medtronic Inc., Senior Notes	3.500%	3/15/25	26,870,000	27,900,087
Total Health Care Equipment & Supplies				85,488,393
Health Care Providers & Services — 0.7%
Aetna Inc., Senior Notes	2.800%	6/15/23	2,610,000	2,571,933
Anthem Inc., Senior Notes	3.700%	8/15/21	2,130,000	2,197,331
Anthem Inc., Senior Notes	3.125%	5/15/22	5,280,000	5,332,054
Anthem Inc., Senior Notes	2.950%	12/1/22	9,320,000	9,334,496
Anthem Inc., Senior Notes	3.350%	12/1/24	4,140,000	4,206,435
Anthem Inc., Senior Notes	3.650%	12/1/27	12,200,000	12,461,031
Cardinal Health Inc., Senior Notes	2.616%	6/15/22	5,440,000	5,354,662
Cardinal Health Inc., Senior Notes	3.079%	6/15/24	7,100,000	6,999,463
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	1,410,000	1,366,148
Centene Corp., Senior Notes	4.750%	5/15/22	5,890,000	6,140,325
Centene Corp., Senior Notes	6.125%	2/15/24	2,860,000	3,031,600
Centene Corp., Senior Notes	4.750%	1/15/25	3,970,000	4,049,400
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	5,140,000	5,663,479	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	780,000	833,091	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	2,045,000	2,214,112	(a)
HCA Inc., Debentures	7.500%	11/15/95	15,410,000	15,833,775
HCA Inc., Notes	7.690%	6/15/25	723,000	822,413
HCA Inc., Senior Notes	7.500%	2/15/22	738,000	832,095
HCA Inc., Senior Secured Notes	5.875%	3/15/22	4,150,000	4,450,875
HCA Inc., Senior Secured Notes	5.000%	3/15/24	330,000	344,025
HCA Inc., Senior Secured Notes	5.250%	6/15/26	3,750,000	3,984,375
HCA Inc., Senior Secured Notes	5.500%	6/15/47	2,340,000	2,340,000
Humana Inc., Senior Notes	3.150%	12/1/22	2,470,000	2,489,090
Humana Inc., Senior Notes	3.950%	3/15/27	8,340,000	8,651,364
Humana Inc., Senior Notes	4.625%	12/1/42	3,460,000	3,789,500

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	27

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Humana Inc., Senior Notes	4.950%	10/1/44	2,476,000	$2,862,827
Humana Inc., Senior Notes	4.800%	3/15/47	600,000	679,289
Medtronic Global Holdings S.C.A, Senior Notes	3.350%	4/1/27	10,300,000	10,580,795
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	7,000,000	7,148,750
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	1,540,000	1,531,924
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	3,000,000	3,115,631
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	10,000,000	13,007,638
Total Health Care Providers & Services				154,219,926
Pharmaceuticals — 0.6%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	7,230,000	7,352,954
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	10,140,000	10,338,687
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	2,390,000	2,536,486
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	1,042,000	1,113,558
Eli Lilly & Co., Senior Notes	3.100%	5/15/27	6,100,000	6,199,091
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	10,240,000	10,400,135
Johnson & Johnson, Senior Notes	3.625%	3/3/37	29,750,000	31,494,781
Mallinckrodt International Finance SA, Senior Notes	5.500%	4/15/25	50,000	41,000	(a)
Merck & Co. Inc., Senior Notes	2.750%	2/10/25	6,700,000	6,679,296
Pfizer Inc., Senior Notes	7.200%	3/15/39	5,000	7,682
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	3,480,000	3,118,631
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	1.400%	7/20/18	3,150,000	3,129,452
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	1.700%	7/19/19	4,849,000	4,713,042
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	3,040,000	2,779,275
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	1,520,000	1,325,290
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	4,210,000	3,482,386
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	1,326,000	1,332,630	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	14,472,000	14,761,440	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.625%	12/1/21	2,160,000	2,119,500	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	1,430,000	1,315,600	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	4,949,000	4,602,570	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	1,981,000	1,820,044	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	9.000%	12/15/25	9,110,000	9,517,217	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	6.500%	3/15/22	2,140,000	2,252,350	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	5,760,000	6,177,600	(a)
Wyeth LLC, Notes	5.950%	4/1/37	5,098,000	6,847,490
Total Pharmaceuticals				145,458,187
Total Health Care				445,510,473

See Notes to Financial Statements.

28	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 1.1%
Aerospace & Defense — 0.3%
Boeing Co., Senior Notes	6.000%	3/15/19	8,370,000	$8,756,453
Boeing Co., Senior Notes	4.875%	2/15/20	3,180,000	3,359,777
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	2,269,000	2,308,089
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	13,115,000	13,641,426
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	2,420,000	2,722,092
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	29,720,000	29,826,819
Raytheon Co., Senior Notes	3.125%	10/15/20	4,520,000	4,625,705
United Technologies Corp., Senior Notes	4.500%	6/1/42	5,359,000	5,953,352
Total Aerospace & Defense				71,193,713
Air Freight & Logistics — 0.0%
United Parcel Service Inc., Senior Notes	2.500%	4/1/23	5,090,000	5,065,397
United Parcel Service Inc., Senior Notes	3.050%	11/15/27	3,680,000	3,684,947
Total Air Freight & Logistics				8,750,344
Airlines — 0.1%
Air 2 U.S., Notes	8.027%	10/1/19	796,292	823,664	(a)
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	8,418,850	9,192,963
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.900%	1/2/18	1,817	1,817	(g)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.703%	6/15/21	23,959	26,115
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	6,962,468	7,933,036
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	2,092,791	2,163,423
Total Airlines				20,141,018
Commercial Services & Supplies — 0.2%
Cintas Corp., Senior Notes	2.900%	4/1/22	7,980,000	8,059,308
Cintas Corp., Senior Notes	3.700%	4/1/27	7,500,000	7,818,862
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,486,000	1,240,810
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.250%	4/15/21	7,130,000	7,281,512	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	2,000,000	2,112,500
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	4,060,000	4,318,825
United Rentals North America Inc., Senior Notes	5.875%	9/15/26	3,060,000	3,285,675
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	630,000	664,650
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	1,270,000	1,279,525
Waste Management Inc., Senior Notes	4.600%	3/1/21	2,370,000	2,518,596
Waste Management Inc., Senior Notes	3.500%	5/15/24	4,440,000	4,603,422
Waste Management Inc., Senior Notes	7.375%	5/15/29	1,280,000	1,696,833

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	29

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
West Corp., Senior Secured Notes	4.750%	7/15/21	3,000,000	$3,045,000	(a)
Total Commercial Services & Supplies				47,925,518
Electrical Equipment — 0.2%
ABB Finance USA Inc., Senior Notes	4.375%	5/8/42	1,373,000	1,484,327
Eaton Corp., Senior Notes	2.750%	11/2/22	25,195,000	25,297,121
Eaton Corp., Senior Notes	4.150%	11/2/42	6,590,000	6,888,956
Total Electrical Equipment				33,670,404
Industrial Conglomerates — 0.3%
General Electric Co., Senior Notes	4.375%	9/16/20	1,184,000	1,244,182
General Electric Co., Senior Notes	4.650%	10/17/21	410,000	441,651
General Electric Co., Senior Notes	5.875%	1/14/38	2,460,000	3,187,358
General Electric Co., Senior Notes	6.875%	1/10/39	27,244,000	39,333,802
General Electric Co., Senior Notes	4.500%	3/11/44	8,660,000	9,616,196
General Electric Co., Subordinated Notes	5.300%	2/11/21	4,382,000	4,733,687
Total Industrial Conglomerates				58,556,876
Machinery — 0.0%
John Deere Capital Corp., Senior Notes	2.250%	4/17/19	5,268,000	5,275,323
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	2,490,000	2,466,458
Total Machinery				7,741,781
Trading Companies & Distributors — 0.0%
Beacon Escrow Corp., Senior Notes	4.875%	11/1/25	3,790,000	3,823,163	(a)
Total Industrials				251,802,817
Information Technology — 1.4%
Communications Equipment — 0.1%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	3,720,000	3,729,300	(a)
Harris Corp., Senior Notes	4.854%	4/27/35	2,988,000	3,349,193
Harris Corp., Senior Notes	5.054%	4/27/45	6,087,000	7,187,084
Total Communications Equipment				14,265,577
IT Services — 0.3%
First Data Corp., Senior Notes	7.000%	12/1/23	1,191,000	1,262,460	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	21,169,000	21,856,992	(a)
Visa Inc., Senior Notes	3.150%	12/14/25	26,130,000	26,739,929
Visa Inc., Senior Notes	4.300%	12/14/45	16,470,000	18,789,039
Total IT Services				68,648,420
Semiconductors & Semiconductor Equipment — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.125%	1/15/25	9,800,000	9,383,070	(a)
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.875%	1/15/27	520,000	512,670	(a)
Intel Corp., Senior Notes	3.700%	7/29/25	4,050,000	4,279,877

See Notes to Financial Statements.

30	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Semiconductors & Semiconductor Equipment — continued
Intel Corp., Senior Notes	3.734%	12/8/47	3,104,000	$3,232,041	(a)
Total Semiconductors & Semiconductor Equipment				17,407,658
Software — 0.4%
Microsoft Corp., Senior Bonds	2.400%	8/8/26	36,710,000	35,442,722
Microsoft Corp., Senior Notes	2.875%	2/6/24	19,298,000	19,593,302
Microsoft Corp., Senior Notes	2.700%	2/12/25	4,322,000	4,319,507
Microsoft Corp., Senior Notes	3.300%	2/6/27	27,850,000	28,760,294
Microsoft Corp., Senior Notes	3.450%	8/8/36	770,000	795,468
Microsoft Corp., Senior Notes	4.100%	2/6/37	4,530,000	5,067,882
Microsoft Corp., Senior Notes	3.950%	8/8/56	3,840,000	4,111,240
Total Software				98,090,415
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc., Senior Notes	2.000%	11/13/20	11,350,000	11,282,954
Apple Inc., Senior Notes	2.450%	8/4/26	30,530,000	29,295,013
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	36,680,000	37,152,251	(a)
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	27,891,000	29,085,648	(a)
Total Technology Hardware, Storage & Peripherals				106,815,866
Total Information Technology				305,227,936
Materials — 1.4%
Chemicals — 0.2%
Ecolab Inc., Senior Notes	4.350%	12/8/21	2,162,000	2,303,335
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	12,930,000	13,195,065	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	1,311,000	1,346,379
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	2,360,000	2,623,644
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	2,690,000	3,069,723
OCP SA, Senior Notes	4.500%	10/22/25	10,510,000	10,544,620	(a)
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	330,000	345,693
Westlake Chemical Corp., Senior Notes	4.625%	2/15/21	3,098,000	3,190,940
Westlake Chemical Corp., Senior Notes	4.875%	5/15/23	2,950,000	3,053,250
Total Chemicals				39,672,649
Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	940,000	991,700	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	4,500,000	4,608,225	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	3,347,620	3,397,834
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	5,190,000	5,378,137	(a)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	31

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
WestRock RKT Co., Senior Notes	3.500%	3/1/20	2,855,000	$2,906,122
WestRock RKT Co., Senior Notes	4.000%	3/1/23	2,250,000	2,334,169
Total Containers & Packaging				19,616,187
Metals & Mining — 1.1%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	12,985,000	14,218,575	(a)
Anglo American Capital PLC, Senior Notes	3.750%	4/10/22	12,605,000	12,821,267	(a)
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	3,400,000	3,387,702	(a)
Anglo American Capital PLC, Senior Notes	4.750%	4/10/27	9,785,000	10,256,559	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	5,330,000	5,302,827	(a)
ArcelorMittal SA, Senior Notes	6.750%	2/25/22	3,010,000	3,363,675
ArcelorMittal SA, Senior Notes	7.500%	10/15/39	3,490,000	4,484,650
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	1,590,000	1,839,733
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	1,988,000	2,105,987
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	8,454,000	10,424,120
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	8,260,000	10,425,889
BHP Billiton Finance USA Ltd., Senior Notes	2.875%	2/24/22	983,000	994,928
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	7,630,000	9,376,627
BHP Billiton Finance USA Ltd., Subordinated Notes (6.750% to 10/20/25 then USD 5 year Swap Rate + 5.093%)	6.750%	10/19/75	28,735,000	33,622,536	(a)(c)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	2,190,000	2,428,710	(a)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	6,825,000	6,859,125
Freeport-McMoRan Inc., Senior Notes	6.750%	2/1/22	3,250,000	3,369,844
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	590,000	584,838
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	2,091,000	2,289,645
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	4,172,000	4,187,645
Glencore Funding LLC, Senior Notes	3.000%	10/27/22	29,060,000	28,829,699	(a)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	4,620,000	4,785,167	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	17,390,000	17,492,597	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	24,800,000	27,802,507
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	13,714,000	16,868,220
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	10,350,000	10,424,144	(a)
Total Metals & Mining				248,547,216
Total Materials				307,836,052
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	23,980,000	24,768,585	(a)

See Notes to Financial Statements.

32	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Telecommunication Services — 1.3%
Diversified Telecommunication Services — 1.1%
AT&T Inc., Global Notes	5.500%	2/1/18	2,136,000	$2,142,161
AT&T Inc., Senior Notes	4.450%	5/15/21	1,460,000	1,541,200
AT&T Inc., Senior Notes	3.000%	2/15/22	2,516,000	2,523,559
AT&T Inc., Senior Notes	3.400%	5/15/25	30,145,000	29,684,924
AT&T Inc., Senior Notes	4.250%	3/1/27	7,870,000	8,037,626
AT&T Inc., Senior Notes	3.900%	8/14/27	16,700,000	16,844,368
AT&T Inc., Senior Notes	4.900%	8/14/37	5,860,000	5,952,193
AT&T Inc., Senior Notes	4.350%	6/15/45	10,783,000	9,986,869
AT&T Inc., Senior Notes	4.500%	3/9/48	7,490,000	7,046,059
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	6,420,000	6,542,764	(a)
British Telecommunications PLC, Bonds	9.125%	12/15/30	5,310,000	7,950,673
CenturyLink Inc., Senior Notes	5.625%	4/1/25	10,000	9,137
Qwest Corp., Debentures	6.875%	9/15/33	4,760,000	4,575,141
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	4,034,000	4,321,422	(a)
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	1,465,000	1,540,719
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	4,485,000	4,750,471
Telefonica Emisiones SAU, Senior Notes	5.213%	3/8/47	6,160,000	7,018,374
Verizon Communications Inc., Senior Bonds	5.250%	3/16/37	10,010,000	11,041,997
Verizon Communications Inc., Senior Bonds	5.500%	3/16/47	4,045,000	4,626,701
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	7,820,000	7,971,834
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	28,675,000	28,828,561	(a)
Verizon Communications Inc., Senior Notes	2.625%	8/15/26	4,672,000	4,408,882
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	39,935,000	41,720,481
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	3,010,000	2,733,197
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	8,590,000	8,982,648
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	3,760,000	3,717,500
Total Diversified Telecommunication Services				234,499,461
Wireless Telecommunication Services — 0.2%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	670,000	715,225	(a)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	10,400,000	10,915,840	(a)
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	3,680,000	3,882,625
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	80,000	82,362
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	4,561,000	4,806,610	(a)
Sprint Corp., Senior Notes	7.250%	9/15/21	1,880,000	1,995,150
Sprint Corp., Senior Notes	7.875%	9/15/23	2,900,000	3,095,750
Sprint Corp., Senior Notes	7.625%	2/15/25	18,385,000	19,304,250
Total Wireless Telecommunication Services				44,797,812
Total Telecommunication Services				279,297,273

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	33

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 0.9%
Electric Utilities — 0.8%
Berkshire Hathaway Energy Co., Bonds	6.125%	4/1/36	156,000	$209,126
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	3,000,000	3,779,168
Duke Energy Progress LLC, Secured Bonds	2.800%	5/15/22	400,000	403,968
Exelon Corp., Bonds	5.625%	6/15/35	426,000	525,094
FirstEnergy Corp., Notes	7.375%	11/15/31	52,356,000	70,779,870
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	18,500,000	19,343,992
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	15,802,000	16,222,892
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	1,260,000	1,381,338	(i)
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	21,485,000	27,125,267
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	1,010,000	1,056,960
Pacific Gas & Electric Co., Senior Notes	3.300%	12/1/27	8,470,000	8,401,327	(a)
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	10,590,000	13,240,002
Progress Energy Inc., Senior Notes	4.400%	1/15/21	5,200,000	5,454,452
Progress Energy Inc., Senior Notes	6.000%	12/1/39	4,800,000	6,219,785
Total Electric Utilities				174,143,241
Gas Utilities — 0.1%
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	9,413,000	12,791,401
Independent Power and Renewable Electricity Producers — 0.0%
AES Corp., Senior Notes	7.375%	7/1/21	176,000	198,440
AES Corp., Senior Notes	5.500%	3/15/24	680,000	710,600
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	5,300,000	5,406,000	(a)
Total Independent Power and Renewable Electricity Producers				6,315,040
Multi-Utilities — 0.0%
Dominion Energy Inc., Senior Notes	7.000%	6/15/38	3,600,000	4,987,149
Total Utilities				198,236,831
Total Corporate Bonds & Notes (Cost — $5,317,845,584)				5,591,255,117

			Face Amount†/ Units
Asset-Backed Securities — 4.5%
321 Henderson Receivables LLC, 2014-3A A	3.500%	6/15/77	6,722,002	6,840,746	(a)
AASET, 2014-1 B	7.375%	12/15/29	9,862,833	9,961,461	(c)
Airspeed Ltd., 2007-1A G1W (1 mo. USD LIBOR + 0.270%)	1.747%	4/15/24	13,376,772	11,961,683	(a)(c)
Avis Budget Rental Car Funding AESOP LLC, 2017-2A A	2.970%	3/20/24	21,890,000	21,942,799	(a)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3 (1 mo. USD LIBOR + 0.570%)	2.469%	9/25/34	13,348	13,398	(c)
Bear Stearns Asset-Backed Securities Trust, 2005-CL1 A1 (1 mo. USD LIBOR + 0.500%)	1.451%	9/25/34	2,196,863	2,125,783	(c)

See Notes to Financial Statements.

34	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Brazos Student Finance Corp., 2009-1 AS (3 mo. USD LIBOR + 2.500%)	3.828%	12/27/39	7,100,000	$7,471,374	(c)
CDC Mortgage Capital Trust, 2004-HE3 M1 (1 mo. USD LIBOR + 0.915%)	2.244%	11/25/34	99,264	97,391	(c)
CIT Mortgage Loan Trust, 2007-1 1M1 (1 mo. USD LIBOR + 1.500%)	2.828%	10/25/37	49,920,000	48,577,551	(a)(c)
CIT Mortgage Loan Trust, 2007-1 1M2 (1 mo. USD LIBOR + 1.750%)	3.078%	10/25/37	108,930,000	89,451,954	(a)(c)
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	36,940,000	36,838,747	(a)
Conseco Financial Corp., 1993-2	8.000%	7/15/18	1,695	1,667	(c)
Conseco Financial Corp., 1996-5 B1	8.100%	7/15/26	61,875	696	(c)
Conseco Financial Corp., 1999-3 A9	6.530%	2/1/31	16,693,654	16,374,375	(c)
Contimortgage Home Equity Trust, 1997-4 B1F (6 mo. USD LIBOR + 5.520%)	7.330%	10/15/28	137,064	181,150	(c)
Countrywide Asset-Backed Certificates, 2003-BC3 A2 (1 mo. USD LIBOR + 0.620%)	1.949%	9/25/33	463,722	455,557	(c)
Countrywide Asset-Backed Certificates, 2006-SD4 A1 (1 mo. USD LIBOR + 0.340%)	1.669%	12/25/36	80,506	44,898	(a)(c)
Countrywide Home Equity Loan Trust, 2006-E 2A (1 mo. USD LIBOR + 0.140%)	1.390%	7/15/36	63,276	59,021	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B (1 mo. USD LIBOR + 0.150%)	1.400%	11/15/36	668,473	567,130	(c)
Countrywide Home Equity Loan Trust, 2006-I 2A (1 mo. USD LIBOR + 0.140%)	1.390%	1/15/37	7,220,100	6,873,395	(c)
Countrywide Home Equity Loan Trust, 2007-B A (1 mo. USD LIBOR + 0.150%)	1.400%	2/15/37	9,352,265	8,939,311	(c)
DRB Prime Student Loan Trust, 2015-B A2	3.170%	7/25/31	14,962,307	15,077,663	(a)
GMAC Mortgage Corp. Loan Trust, 2004-HE3 A2VN (1 mo. USD LIBOR + 0.500%)	1.829%	10/25/34	5,376,600	5,291,748	(a)(c)
Green Tree Home Improvement Loan Trust, 1996-A	7.400%	2/15/26	5,845	5,846
Greenpoint Manufactured Housing, 2001-2 IA2 (Auction Rate Security)	4.731%	2/20/32	1,925,000	1,835,579	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2 (Auction Rate Security)	4.746%	3/13/32	3,825,000	3,655,711	(c)
GSAA Home Equity Trust, 2005-6 A3 (1 mo. USD LIBOR + 0.370%)	1.699%	6/25/35	3,393,143	3,428,475	(c)
GSRPM Mortgage Loan Trust, 2007-1 A (1 mo. USD LIBOR + 0.400%)	1.729%	10/25/46	7,501,216	6,527,407	(a)(c)
Hertz Vehicle Financing LLC, 2015-1A C	4.350%	3/25/21	14,481,000	14,388,361	(a)
Hertz Vehicle Financing LLC, 2016-1A D	5.730%	3/25/20	18,584,000	18,346,088	(a)
Hertz Vehicle Financing LLC, 2016-2A D	5.970%	3/25/22	23,726,000	23,030,947	(a)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	35

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Hertz Vehicle Financing LLC, 2017-1A A	2.960%	10/25/21	68,310,000	$68,328,307	(a)
Hertz Vehicle Financing LLC, 2017-1A D	6.490%	10/25/21	24,750,000	24,592,070	(a)
HSI Asset Securitization Corp. Trust, 2007-OPT1 1A (1 mo. USD LIBOR + 0.140%)	1.469%	12/25/36	106,511,073	89,838,831	(c)
Lehman XS Trust, 2006-2N 1A1 (1 mo. USD LIBOR + 0.260%)	1.589%	2/25/46	16,325,383	14,515,169	(c)
Long Beach Mortgage Loan Trust, 2006-9 2A3 (1 mo. USD LIBOR + 0.160%)	1.489%	10/25/36	4,298,324	2,174,568	(c)
Morgan Stanley Capital Inc., 2003-HE3 M1 (1 mo. USD LIBOR + 1.020%)	2.349%	10/25/33	407,278	408,186	(c)
National Collegiate Student Loan Trust, 2007-4 A3L (1 mo. USD LIBOR + 0.850%)	2.179%	3/25/38	62,748,273	43,536,132	(c)
Navient Student Loan Trust, 2017-3A A3 (1 mo. USD LIBOR + 1.050%)	2.378%	7/26/66	40,060,000	41,185,125	(a)(c)
Option One Mortgage Loan Trust, 2007-FXD2 1A1	5.820%	3/25/37	40,637,077	40,097,579
Origen Manufactured Housing, 2006-A A2	3.168%	10/15/37	16,838,313	15,826,330	(c)
Origen Manufactured Housing, 2007-A A2	3.171%	4/15/37	19,067,175	18,021,398	(c)
Ownit Mortgage Loan Asset-Backed Certificates, 2004-1 M2 (1 mo. USD LIBOR + 1.800%)	3.129%	7/25/35	4,573,985	4,631,004	(c)
Renaissance Home Equity Loan Trust, 2003-4 A3 (1 mo. USD LIBOR + 0.620%)	2.568%	3/25/34	6,534,090	6,585,187	(c)
Renaissance Home Equity Loan Trust, 2006-1 AF5	6.166%	5/25/36	14,921,356	11,650,134
Residential Asset Mortgage Products Inc., 2003-RS4 AIIB (1 mo. USD LIBOR + 0.660%)	1.989%	5/25/33	543,932	485,718	(c)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1 (1 mo. USD LIBOR + 1.125%)	2.454%	8/25/33	1,449,222	1,378,945	(c)
Residential Asset Mortgage Products Inc., 2006-RZ4 M1 (1 mo. USD LIBOR + 0.350%)	1.679%	10/25/36	17,250,000	15,618,700	(c)
Residential Funding Mortgage Securities II, 2003-HS3 (1 mo. USD LIBOR + 0.290%)	1.619%	8/25/33	15,692	15,656	(c)
Residential Funding Securities Corp., 2002-RP2 A1 (1 mo. USD LIBOR + 1.500%)	2.829%	10/25/32	1,546,783	1,460,150	(a)(c)
SACO I Trust, 2006-3 A3 (1 mo. USD LIBOR + 0.460%)	1.789%	4/25/36	448,112	439,564	(c)
SACO I Trust, 2006-5 1A (1 mo. USD LIBOR + 0.300%)	1.629%	4/25/36	42,032	84,873	(c)
Securitized Asset-Backed Receivables LLC, 2006-WM3 A1 (1 mo. USD LIBOR + 0.050%)	1.602%	10/25/36	31,382,502	14,921,762	(c)
Securitized Asset-Backed Receivables LLC, 2006-WM3 A2 (1 mo. USD LIBOR + 0.160%)	1.712%	10/25/36	85,539,551	41,252,406	(c)
Securitized Asset-Backed Receivables LLC, 2006-WM3 A3 (1 mo. USD LIBOR + 0.220%)	1.772%	10/25/36	43,361,136	21,076,886	(c)
SLM Student Loan Trust, 2008-5 A4 (3 mo. USD LIBOR + 1.700%)	3.067%	7/25/23	14,336,029	14,799,582	(c)

See Notes to Financial Statements.

36	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
SLM Student Loan Trust, 2008-9 A (3 mo. USD LIBOR + 1.500%)	2.867%	4/25/23	16,544,138	$16,944,281	(c)
SLM Student Loan Trust, 2013-M1 M1	3.500%	10/28/29	3,109,831	3,035,972	(a)(g)
Small Business Administration Participation Certificates, 2016-20G 1	2.040%	7/1/36	4,705,055	4,476,855
Small Business Administration Participation Certificates, 2017-10B 1	2.518%	9/10/27	8,460,000	8,484,767
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	49,649	72,681,047	(a)
Social Professional Loan Program LLC, 2015-C R	0.000%	8/25/36	4,200	14,693,884	(a)
Southern Pacific Secured Assets Corp., 1998-2 A1 (1 mo. USD LIBOR + 0.340%)	1.669%	7/25/29	2,515	2,503	(c)
Structured Asset Securities Corp., 2005-SC1 1A2 (6 mo. USD LIBOR + 5.300%)	7.192%	5/25/31	7,170,984	6,527,611	(a)(c)
Structured Asset Securities Corp., 2006-ARS1 A1 (1 mo. USD LIBOR + 0.220%)	1.549%	2/25/36	1,114,880	70,344	(a)(c)
Upgrade Pass-Through Trust	14.960%	12/27/27	15,314,228	15,448,429	(a)(f)(g)
Total Asset-Backed Securities (Cost — $955,494,272)				995,657,867

			Face Amount†
Collateralized Mortgage Obligations (j) — 9.0%
American Home Mortgage Assets, 2006-3 3A12 (1 mo. USD LIBOR + 0.190%)	1.518%	10/25/46	5,949,174	5,592,813	(c)
BAMLL Commercial Mortgage Securities Trust, 2015-200P A	3.218%	4/14/33	880,000	891,647	(a)
Banc of America Alternative Loan Trust, 2004-11 2CB1	6.000%	12/25/34	7,974,957	7,888,839
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.676%	4/10/49	1,039,111	790,772	(c)
Banc of America Funding Corp., 2004-B 3A2 (12 mo. USD LIBOR + 1.940%)	3.600%	12/20/34	67,512	61,084	(c)
Banc of America Funding Corp., 2015-R2 03A2 (1 mo. USD LIBOR + 0.260%)	1.588%	4/29/37	50,513,000	46,698,576	(a)(c)
Banc of America Funding Corp., 2015-R2 10A1 (1 mo. USD LIBOR + 0.190%)	1.519%	6/29/37	30,930,350	30,555,227	(a)(c)
Banc of America Funding Corp., 2015-R2 3A1 (1 mo. USD LIBOR + 0.260%)	1.589%	4/29/37	15,423,244	15,325,218	(a)(c)
BBCCRE Trust, 2015-GTP E	4.715%	8/10/33	33,260,000	28,428,420	(a)(c)(g)
BCAP LLC Trust, 2010-RR9 6A2	6.000%	10/26/35	14,052,544	10,954,703	(a)(c)
Bear Stearns Asset-Backed Securities Trust, 2006-AC4 A2 (-4.333 x 1 mo. USD LIBOR + 33.583%)	27.826%	7/25/36	3,902,602	6,108,981	(c)
Bear Stearns Mortgage Funding Trust, 2007-AR2 A1 (1 mo. USD LIBOR + 0.170%)	1.499%	3/25/37	22,558,358	20,300,431	(c)
BX Trust, 2017-IMC F (1 mo. USD LIBOR + 4.250%)	5.500%	10/15/32	37,710,000	37,862,914	(a)(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	37

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
CD Commercial Mortgage Trust, 2006-CD3 AJ	5.688%	10/15/48	2,820,000	$1,272,736
Chevy Chase Mortgage Funding Corp., 2005-4A A1 (1 mo. USD LIBOR + 0.200%)	1.529%	10/25/36	547,175	513,766	(a)(c)
Citigroup Commercial Mortgage Trust, 2006-C5 AJ	5.482%	10/15/49	2,381,064	2,221,852
Citigroup Commercial Mortgage Trust, 2008-C7 AJA	6.191%	12/10/49	2,160,000	1,378,838	(c)
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	7,500,000	7,798,975
Citigroup Commercial Mortgage Trust, 2017-P7 B	4.137%	4/14/50	16,424,000	16,896,445	(c)
Citigroup Commercial Mortgage Trust, 2017-P7 C	4.342%	4/14/50	18,830,000	19,347,173	(c)
Citigroup Mortgage Loan Trust Inc., 2005-05 (6 mo. USD LIBOR + 2.210%)	3.558%	8/25/35	102,148	92,151	(c)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A4 (1 mo. USD LIBOR + 0.240%)	1.568%	11/25/36	3,158,905	3,167,785	(c)
Cold Storage Trust, 2017-ICE3 A (1 mo. USD LIBOR + 1.000%)	2.250%	4/15/36	20,980,000	21,069,803	(a)(c)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	1,723,000	1,832,795
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	1,470,000	1,552,891	(c)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.079%	10/10/46	730,000	754,049	(c)
Commercial Mortgage Pass-Through Certificates, 2013-WWP A2	3.424%	3/10/31	1,763,000	1,830,745	(a)
Commercial Mortgage Pass-Through Certificates, 2014-CR19 B	4.703%	8/10/47	8,410,000	8,900,755	(c)
Commercial Mortgage Trust, 2013-CR09 E	4.254%	7/10/45	3,000,000	1,993,308	(a)(c)
Commercial Mortgage Trust, 2013-CR12 E	5.079%	10/10/46	1,453,000	1,075,364	(a)(c)
Commercial Mortgage Trust, 2014-CR21 A3	3.528%	12/10/47	590,000	610,329
Commercial Mortgage Trust, 2014-CR21 C	4.416%	12/10/47	11,948,000	11,933,213	(c)
Commercial Mortgage Trust, 2015-DC1 B	4.035%	2/10/48	10,670,000	10,693,579	(c)
Commercial Mortgage Trust, 2015-DC1 C	4.353%	2/10/48	3,070,000	2,982,977	(c)
Cosmopolitan Hotel Trust, 2017-CSMO A (1 mo. USD LIBOR + 0.930%)	2.310%	11/15/36	25,085,000	25,148,917	(a)(c)
Countrywide Alternative Loan Trust, 2006-006CB 1A4	5.500%	5/25/36	7,030,235	6,483,836
Countrywide Alternative Loan Trust, 2006-043CB 1A10	6.000%	2/25/37	6,615,737	5,797,591
Countrywide Alternative Loan Trust, 2006-0A09 2A1B (1 mo. USD LIBOR + 0.200%)	1.701%	7/20/46	529,630	374,346	(c)
Countrywide Alternative Loan Trust, 2006-18CB A6, PAC (-4.000 x 1 mo. USD LIBOR + 28.600%)	22.392%	7/25/36	9,451,772	14,715,715	(c)
Countrywide Alternative Loan Trust, 2006-23CB 2A6, PAC-11 (-4.000 x 1 mo. USD LIBOR + 28.400%)	22.192%	8/25/36	3,597,632	5,024,218	(c)
Countrywide Alternative Loan Trust, 2006-43CB 3A3, IO (-1.000 x 1 mo. USD LIBOR + 6.630%)	5.078%	2/25/37	19,027,426	5,088,428	(c)

See Notes to Financial Statements.

38	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Countrywide Home Loan Mortgage Pass-Through Trust, 2006-0A5 1A1 (1 mo. USD LIBOR + 0.200%)	1.529%	4/25/46	1,852,753	$1,615,270	(c)
Countrywide Home Loans, 2006-R2 AS, IO	3.944%	7/25/36	20,883,402	2,384,408	(a)(c)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.487%	6/15/38	4,441,884	2,348,312	(c)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	9,196,137	7,781,689
Credit Suisse Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	5,867,513	5,705,423	(c)
Credit Suisse Mortgage Trust, 2013-11R 2A3	13.068%	5/27/34	14,355,291	22,486,973	(a)(c)
Credit Suisse Mortgage Trust, 2014-USA A2	3.953%	9/15/37	12,520,000	12,949,723	(a)
Credit Suisse Mortgage Trust, 2014-USA D	4.373%	9/15/37	12,950,000	12,452,912	(a)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	4,290,000	3,853,116	(a)
Credit Suisse Mortgage Trust, 2015-02R 7A1	2.728%	8/27/36	28,998,648	29,785,764	(a)(c)
Credit Suisse Mortgage Trust, 2015-04R 3A3 (1 mo. USD LIBOR + 0.310%)	1.548%	10/27/36	48,456,954	27,442,438	(a)(c)
Credit Suisse Mortgage Trust, 2015-GLPA A	3.881%	11/15/37	4,150,000	4,375,072	(a)
Credit Suisse Mortgage Trust, 2015-TOWN F (1 mo. USD LIBOR + 4.500%)	5.750%	3/15/28	15,000,000	15,064,938	(a)(c)
Credit Suisse Mortgage Trust, 2017-CHOP G (1 mo. USD LIBOR + 5.620%)	6.870%	7/15/32	23,400,000	23,839,265	(a)(c)
Credit Suisse Mortgage Trust, 2017-TIME A	3.646%	11/13/39	21,200,000	21,784,145	(a)
CSAIL Commercial Mortgage Trust, 2015-C4 F	3.500%	11/15/48	11,217,000	7,215,649	(a)(c)
CSAIL Commercial Mortgage Trust, 2015-C4 G	3.500%	11/15/48	4,596,000	2,510,285	(a)(c)
Deutsche Bank Commercial Mortgage Trust, 2017-C6 A5	3.328%	6/10/50	6,530,000	6,661,357
Federal Home Loan Mortgage Corp. (FHLMC), 2957 ZA, PAC	5.000%	3/15/35	16,059,496	17,330,104
Federal Home Loan Mortgage Corp. (FHLMC), 3242 SC, IO (-1.000 x 1 mo. USD LIBOR + 6.290%)	5.040%	11/15/36	1,626,365	261,771	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3281 AI, IO (-1.000 x 1 mo. USD LIBOR + 6.430%)	5.180%	2/15/37	9,329,181	1,537,534	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3368 AI, IO (-1.000 x 1 mo. USD LIBOR + 6.030%)	4.780%	9/15/37	2,382,596	348,523	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3422 AI, IO	0.250%	1/15/38	1,244,483	11,502
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.230%)	4.980%	1/15/40	3,823,241	601,584	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	7,109,841	7,533,431
Federal Home Loan Mortgage Corp. (FHLMC), 3768 MB PAC	4.000%	12/15/39	22,374,515	23,286,979
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	4.700%	10/15/41	10,945,433	1,670,320	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3973 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.490%)	5.240%	12/15/41	6,924,939	1,332,240	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4054 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	4.800%	8/15/39	4,295,587	624,170	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	6,577,000	728,960

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	39

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Federal Home Loan Mortgage Corp. (FHLMC), 4099 ST, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	4.750%	8/15/42	2,188,009	$421,931	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4119 IN, IO	3.500%	10/15/32	5,421,245	795,382
Federal Home Loan Mortgage Corp. (FHLMC), 4146 DI, IO	3.000%	12/15/31	4,300,181	427,521
Federal Home Loan Mortgage Corp. (FHLMC), 4174 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	4.950%	5/15/39	4,441,261	503,399	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC (- 1.000 x 1 mo. USD LIBOR + 6.250%)	5.000%	9/15/42	4,180,930	625,223	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4239 IO, IO	3.500%	6/15/27	5,405,413	546,526
Federal Home Loan Mortgage Corp. (FHLMC), 4298 PI, IO, PAC	4.000%	4/15/43	3,253,667	409,835
Federal Home Loan Mortgage Corp. (FHLMC), 4415 IO, IO	1.929%	4/15/41	12,352,214	571,910	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	10,322,308	11,477,296
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 283 IO, IO	3.500%	10/15/27	1,298,912	127,671
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO (12 mo. USD LIBOR + 1.870%)	1.992%	2/15/38	1,986,488	129,956	(c)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 334 S7, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.850%	8/15/44	13,520,381	2,669,858	(c)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 353 S1, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	4.750%	12/15/46	28,324,903	5,698,314	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.219%	4/25/20	62,399,622	1,227,619	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K015 X1, IO	1.764%	7/25/21	20,000,290	948,044	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.682%	10/25/21	8,199,797	391,757	(c)
Federal National Mortgage Association (FNMA), 2005-088 IP, IO	1.348%	10/25/35	4,416,277	272,719
Federal National Mortgage Association (FNMA), 2006-028 1P, IO	1.465%	4/25/36	2,990,991	239,745
Federal National Mortgage Association (FNMA), 2006-059 IP, IO	2.131%	7/25/36	5,147,648	468,119
Federal National Mortgage Association (FNMA), 2006-118 IP1, IO	2.118%	12/25/36	7,651,510	688,310
Federal National Mortgage Association (FNMA), 2006-118 IP2, IO	1.591%	12/25/36	7,791,086	512,866
Federal National Mortgage Association (FNMA), 2010-027 AS, IO (-1.000 x 1 mo. USD LIBOR + 6.480%)	5.153%	4/25/40	3,144,160	594,599	(c)
Federal National Mortgage Association (FNMA), 2010-123 PM, PAC	4.000%	7/25/40	19,331,985	20,210,579
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	1,428,583	1,590,594

See Notes to Financial Statements.

40	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Federal National Mortgage Association (FNMA), 2011-099 KS, IO (-1.000 x 1 mo. USD LIBOR + 6.700%)	5.373%	10/25/26	1,803,196	$193,439	(c)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	2,534,089	2,749,502
Federal National Mortgage Association (FNMA), 2012-035 SC, IO (-1.000 x 1 mo. USD LIBOR + 6.500%)	5.173%	4/25/42	3,709,022	710,762	(c)
Federal National Mortgage Association (FNMA), 2012-046 BA	6.000%	5/25/42	6,159,295	6,971,793
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	9,156,783	10,737,933
Federal National Mortgage Association (FNMA), 2012-070 YS, IO (-1.000 x 1 mo. USD LIBOR + 6.650%)	5.323%	2/25/41	2,013,352	257,260	(c)
Federal National Mortgage Association (FNMA), 2012-074 OA, PO	0.000%	3/25/42	587,599	537,188
Federal National Mortgage Association (FNMA), 2012-074 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.650%)	5.323%	3/25/42	6,661,057	1,003,983	(c)
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	351,596	321,432
Federal National Mortgage Association (FNMA), 2012-075 NS, IO (-1.000 x 1 mo. USD LIBOR + 6.600%)	5.273%	7/25/42	878,048	166,450	(c)
Federal National Mortgage Association (FNMA), 2012-093 UI, IO	3.000%	9/25/27	2,172,793	193,955
Federal National Mortgage Association (FNMA), 2012-101 BI, IO	4.000%	9/25/27	3,654,867	351,994
Federal National Mortgage Association (FNMA), 2012-133 CS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.823%	12/25/42	5,227,284	935,558	(c)
Federal National Mortgage Association (FNMA), 2012-134 MS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.823%	12/25/42	4,125,784	881,790	(c)
Federal National Mortgage Association (FNMA), 2012-134 SK, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.823%	12/25/42	12,860,080	2,303,680	(c)
Federal National Mortgage Association (FNMA), 2013-001 YI, IO	3.000%	2/25/33	15,459,561	1,885,423
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	7,952,447	9,106,909
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	21,637,765	23,791,523
Federal National Mortgage Association (FNMA), 2013-009 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.823%	3/25/42	7,246,172	1,038,430	(c)
Federal National Mortgage Association (FNMA), 2013-014 IG, IO	4.000%	3/25/43	10,462,151	1,808,273
Federal National Mortgage Association (FNMA), 2013-026 HI, IO	3.000%	4/25/32	6,371,764	527,008
Federal National Mortgage Association (FNMA), 2013-029 QI, IO	4.000%	4/25/43	9,911,733	1,688,280
Federal National Mortgage Association (FNMA), 2013-054 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.823%	6/25/43	10,009,137	2,001,865	(c)
Federal National Mortgage Association (FNMA), 2013-124 SB, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	4.623%	12/25/43	20,161,591	3,881,395	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	41

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Federal National Mortgage Association (FNMA), 2014-047 AI, IO (12 mo. USD LIBOR + 1.760%)	1.917%	8/25/44	10,971,958	$656,385	(c)
Federal National Mortgage Association (FNMA), 2015-55 IO, IO	1.574%	8/25/55	22,324,761	1,149,888	(c)
Federal National Mortgage Association (FNMA), 2015-56 AS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.823%	8/25/45	4,226,031	933,135	(c)
Federal National Mortgage Association (FNMA), 2016-23 ST, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	4.673%	11/25/45	25,865,480	5,124,637	(c)
Federal National Mortgage Association (FNMA), 2016-60 QS, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.773%	9/25/46	29,052,150	4,648,385	(c)
Federal National Mortgage Association (FNMA), 2016-61 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.773%	9/25/46	13,433,997	1,982,556	(c)
Federal National Mortgage Association (FNMA), 2017-76 SB, IO (- 1.000 x 1 mo. USD LIBOR + 6.100%)	4.773%	10/25/57	53,364,410	9,863,413	(c)
Federal National Mortgage Association (FNMA), 2017-85 SC, IO (- 1.000 x 1 mo. USD LIBOR + 6.200%)	4.873%	11/25/47	18,512,035	2,974,655	(c)
Federal National Mortgage Association (FNMA) — CAS, 2014-C03 1M2 (1 mo. USD LIBOR + 3.000%)	4.328%	7/25/24	82,278,943	87,995,280	(c)
Federal National Mortgage Association (FNMA) — CAS, 2015-C01 2M2 (1 mo. USD LIBOR + 4.550%)	5.879%	2/25/25	6,874,737	7,354,704	(c)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 1M2 (1 mo. USD LIBOR + 5.000%)	6.329%	7/25/25	33,778,012	38,141,098	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1M1 (1 mo. USD LIBOR + 0.950%)	2.279%	10/25/29	37,679,242	37,985,122	(a)(c)
Federal National Mortgage Association (FNMA) STRIPS, 384 14, IO	5.500%	1/25/40	865,361	184,027
Federal National Mortgage Association (FNMA) STRIPS, 390 C3, IO	6.000%	7/25/38	1,693,684	363,493
Federal National Mortgage Association (FNMA) STRIPS, 407 22, IO	5.000%	1/25/39	685,028	135,346
Federal National Mortgage Association (FNMA) STRIPS, 407 23, IO	5.000%	1/25/39	362,774	69,351	(c)
Federal National Mortgage Association (FNMA) STRIPS, 407 27, IO	5.500%	1/25/39	323,410	59,349	(c)
Federal National Mortgage Association (FNMA) STRIPS, 407 34, IO	5.000%	1/25/38	443,264	81,913
Federal National Mortgage Association (FNMA) STRIPS, 407 41, IO	6.000%	1/25/38	1,986,114	448,819
Federal National Mortgage Association (FNMA) STRIPS, 409 C01, IO	3.000%	11/25/26	6,777,357	539,940
Federal National Mortgage Association (FNMA) STRIPS, 409 C02, IO	3.000%	4/25/27	328,185	29,549
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	6,760,048	1,179,851

See Notes to Financial Statements.

42	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Federal National Mortgage Association (FNMA) STRIPS, 409 C18, IO	4.000%	4/25/42	4,779,632	$885,313
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	2,102,634	371,419
First Horizon Alternative Mortgage Securities Trust, 2007-FA3 A1 (1 mo. USD LIBOR + 0.330%)	1.659%	6/25/37	12,941,855	7,711,583	(c)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	191,461,699	1,346,378	(a)
GAHR Commercial Mortgage Trust, 2015-NRF BFX	3.495%	12/15/34	2,690,000	2,722,375	(a)(c)
GE Business Loan Trust, 2007-1A A (1 mo. USD LIBOR + 0.170%)	1.647%	4/16/35	4,835,242	4,702,682	(a)(c)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	38,807,000	20,393,467	(c)
Government National Mortgage Association (GNMA), 2006-016 GS, IO (-1.000 x 1 mo. USD LIBOR + 6.990%)	5.707%	4/20/36	890,125	151,004	(c)
Government National Mortgage Association (GNMA), 2007-51 SG,IO (- 1.000 x 1 mo. USD LIBOR + 6.580%)	5.297%	8/20/37	3,680,166	611,884	(c)
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC-1 (- 1.000 x 1 mo. USD LIBOR + 6.500%)	5.217%	3/20/39	772,192	41,013	(c)
Government National Mortgage Association (GNMA), 2010-042 BS, IO (- 1.000 x 1 mo. USD LIBOR + 6.480%)	5.197%	4/20/40	692,683	103,781	(c)
Government National Mortgage Association (GNMA), 2010-042 PC, PAC	5.000%	7/20/39	7,100,000	7,622,929
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC (- 1.000 x 1 mo. USD LIBOR + 6.650%)	5.367%	1/20/40	424,402	47,033	(c)
Government National Mortgage Association (GNMA), 2010-086 PB, PAC	4.500%	10/20/39	23,412,118	24,429,583
Government National Mortgage Association (GNMA), 2010-116 MH	5.000%	7/20/40	28,259,979	31,963,432
Government National Mortgage Association (GNMA), 2010-118, IO	0.137%	4/16/53	2,923,391	22,584	(c)
Government National Mortgage Association (GNMA), 2010-H10 FC (1 mo. USD LIBOR + 1.000%)	2.236%	5/20/60	726,283	735,836	(c)
Government National Mortgage Association (GNMA), 2010-H26 LF (1 mo. USD LIBOR + 0.350%)	1.583%	8/20/58	1,794,490	1,780,198	(c)
Government National Mortgage Association (GNMA), 2010-H27 FA (1 mo. USD LIBOR + 0.380%)	1.613%	12/20/60	393,530	392,228	(c)
Government National Mortgage Association (GNMA), 2010-H28 FE (1 mo. USD LIBOR + 0.400%)	1.633%	12/20/60	8,483,385	8,462,272	(c)
Government National Mortgage Association (GNMA), 2011-140 AI, IO	4.000%	10/16/26	422,513	39,210
Government National Mortgage Association (GNMA), 2011-H06 FA (1 mo. USD LIBOR + 0.450%)	1.683%	2/20/61	2,475,102	2,472,512	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	43

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Government National Mortgage Association (GNMA), 2011-H08 FG (1 mo. USD LIBOR + 0.480%)	1.713%	3/20/61	9,022,840	$9,021,149	(c)
Government National Mortgage Association (GNMA), 2011-H09 AF (1 mo. USD LIBOR + 0.500%)	1.733%	3/20/61	8,052,954	8,055,937	(c)
Government National Mortgage Association (GNMA), 2012-034 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	4.767%	3/20/42	2,365,012	381,433	(c)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	7,024,424	550,130
Government National Mortgage Association (GNMA), 2012-081 AI, IO	3.500%	4/20/27	2,794,434	195,721
Government National Mortgage Association (GNMA), 2012-098 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.837%	8/16/42	4,585,774	781,266	(c)
Government National Mortgage Association (GNMA), 2012-152 IO, IO	0.778%	1/16/54	79,108,533	4,102,252	(c)
Government National Mortgage Association (GNMA), 2013-150 IA, IO	0.892%	11/20/42	3,162,125	113,641	(c)
Government National Mortgage Association (GNMA), 2014-117 SJ, IO, PAC (-1.000 x 1 mo. USD LIBOR + 5.600%)	4.317%	8/20/44	625,661	82,963	(c)
Government National Mortgage Association (GNMA), 2014-160 EI, IO	4.000%	7/16/26	8,158,822	763,499
Government National Mortgage Association (GNMA), 2014-176 IA, IO	4.000%	11/20/44	1,244,709	231,699
Government National Mortgage Association (GNMA), 2016-021 ST, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.867%	2/20/46	33,857,260	6,699,204	(c)
Government National Mortgage Association (GNMA), 2016-084 IG, PAC, IO	4.500%	11/16/45	4,881,334	989,932
Government National Mortgage Association (GNMA), 2016-135 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.837%	10/16/46	8,591,842	1,795,683	(c)
Government National Mortgage Association (GNMA), 2017-H15 KI, IO	2.156%	7/20/67	39,237,920	5,702,486	(c)
Government National Mortgage Association (GNMA), 2017-H18 BI, IO	1.627%	9/20/67	30,483,505	3,134,085	(c)(g)
Government National Mortgage Association (GNMA), 2017-H20 IB,IO	1.963%	10/20/67	15,310,096	1,975,002	(c)(g)
Government National Mortgage Association (GNMA), 2017-H22 IC IO (12 mo. USD LIBOR + 2.510%)	2.179%	11/20/67	5,081,036	694,354	(c)
Greenpoint Mortgage Funding Trust, 2005-AR4 1A2A (1 mo. USD LIBOR + 0.320%)	1.969%	10/25/45	3,212,394	3,145,967	(c)
Greenpoint Mortgage Funding Trust, 2005-ARS 2A1 (1 mo. USD LIBOR + 0.280%)	1.609%	11/25/45	18,793,773	13,557,130	(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1 (1 mo. USD LIBOR + 0.230%)	1.559%	4/25/36	1,083,730	1,183,731	(c)
GS Mortgage Securities Trust, 2007-GG10 AM	5.814%	8/10/45	5,575,426	5,704,488	(c)

See Notes to Financial Statements.

44	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
GS Mortgage Securities Trust, 2013-GC14 F	4.936%	8/10/46	2,034,950	$1,564,270	(a)(c)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	4,302,000	4,627,935	(c)
GS Mortgage Securities Trust, 2015-GC28	4.327%	2/10/48	5,800,000	4,673,693	(a)(c)
GS Mortgage Securities Trust, 2015-GC30 B	4.013%	5/10/50	16,340,000	16,506,289	(c)
GS Mortgage Securities Trust, 2015-GS1 E	4.422%	11/10/48	10,015,000	6,822,038	(a)(c)
GS Mortgage Securities Trust, 2015-GS1 F	4.422%	11/10/48	5,107,000	3,043,363	(a)(c)
GS Mortgage Securities Trust, 2017-GS8 A4	3.469%	11/10/50	15,000,000	15,464,070
GS Mortgage Securities Trust, 2017-SLP E	4.591%	10/10/32	15,310,000	14,837,181	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF (1 mo. USD LIBOR + 0.350%)	1.679%	3/25/35	7,210,515	6,655,389	(a)(c)
GSR Mortgage Loan Trust, 2005-AR7 1A1 (12 mo. USD LIBOR + 2.000%)	3.860%	11/25/35	1,027,373	888,567	(c)
HarborView Mortgage Loan Trust, 2005-3 (1 mo. USD LIBOR + 0.240%)	1.523%	6/19/35	5,686,784	5,606,413	(c)
HarborView Mortgage Loan Trust, 2005-7 1A1 (11th District Cost of Funds + 1.850%)	2.582%	6/19/45	2,696,121	1,806,860	(c)
HarborView Mortgage Loan Trust, 2006-02 (6 mo. USD LIBOR + 2.370%)	3.621%	2/25/36	1,277,946	999,582	(c)
HarborView Mortgage Loan Trust, 2006-07 2A1A (1 mo. USD LIBOR + 0.200%)	1.483%	9/19/46	1,734,951	1,558,203	(c)
HarborView Mortgage Loan Trust, 2006-13 A (1 mo. USD LIBOR + 0.180%)	1.463%	11/19/46	263,896	227,873	(c)
IMPAC CMB Trust, 2005-7 A1 (1 mo. USD LIBOR + 0.520%)	1.849%	11/25/35	4,221,410	3,661,494	(c)
IMPAC CMB Trust, 2007-A A (1 mo. USD LIBOR + 0.500%)	1.829%	5/25/37	10,560,772	10,392,880	(a)(c)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1 (6 mo. USD LIBOR + 1.900%)	3.375%	3/25/35	92,071	93,341	(c)
Indymac Index Mortgage Loan Trust, 2005-AR13 (6 mo. USD LIBOR + 2.100%)	3.382%	8/25/35	215,634	186,416	(c)
Indymac Index Mortgage Loan Trust, 2006-AR02 1A1B (1 mo. USD LIBOR + 0.210%)	1.539%	4/25/46	6,753,539	6,268,286	(c)
Jefferies & Co., 2015-R1 A2 (1 mo. USD LIBOR + 0.140%)	1.380%	12/26/36	18,386,177	11,454,018	(a)(c)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.250%	11/15/45	3,120,000	3,269,771	(c)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	5.052%	1/15/47	1,602,000	1,696,345	(c)
JPMBB Commercial Mortgage Securities Trust, 2014-C21 D	4.815%	8/15/47	11,865,000	10,213,738	(a)(c)
JPMBB Commercial Mortgage Securities Trust, 2014-C25 AS	4.065%	11/15/47	5,930,000	6,211,628
JPMBB Commercial Mortgage Securities Trust, 2014-C25 D	4.094%	11/15/47	7,777,000	6,107,140	(a)(c)
JPMBB Commercial Mortgage Securities Trust, 2015-C30 B	4.453%	7/15/48	19,921,000	20,357,553	(c)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 B	4.772%	8/15/48	10,543,000	11,054,124	(c)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 C	4.619%	8/15/48	2,940,000	2,926,911	(c)
JPMDB Commercial Mortgage Securities Trust, 2017-C5 A5	3.694%	3/15/50	21,620,000	22,677,458

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	45

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-CB16 AJ	5.623%	5/12/45	5,020,578	$4,688,738
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.138%	4/17/45	11,001,143	9,055,882	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	21,126,785	14,074,189
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	26,891,841	22,367,832	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.797%	2/12/49	18,538,056	14,031,692	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.134%	2/15/51	5,603,809	5,480,934	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LDPX AJFX	5.438%	1/15/49	47,100,000	11,352,023	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2011-C5 A3	4.171%	8/15/46	457,917	480,027
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M (1 mo. USD LIBOR + 6.225%)	7.475%	10/15/19	8,200,000	8,291,405	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-PHH E (1 mo. USD LIBOR + 3.550%)	4.800%	8/15/27	2,460,000	2,464,712	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	4.989%	5/15/28	19,808,248	19,337,551	(a)(c)
JPMorgan Reremic, 2015-1 4A1 (1 mo. USD LIBOR + 0.300%)	1.583%	9/27/36	16,315,621	15,706,106	(a)(c)
JPMorgan Reremic, 2015-1 4A2	1.364%	9/27/36	14,035,246	9,511,818	(a)(c)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.208%	6/15/36	29,986	2	(a)(c)
Lehman Mortgage Trust, 2006-7 2A5, IO (-1.000 x 1 mo. USD LIBOR + 6.550%)	5.223%	11/25/36	30,454,744	8,216,544	(c)
Lehman Mortgage Trust, 2006-7 3A4, IO (-1.000 x 1 mo. USD LIBOR + 7.150%)	5.821%	11/25/36	8,256,819	2,227,754	(c)
Lone Star Portfolio Trust, 2015-LSMZ M (1 mo. USD LIBOR + 7.218%)	8.452%	9/15/20	11,619,489	11,647,922	(a)(c)
Lone Star Portfolio Trust, 2015-LSP F (1 mo. USD LIBOR + 6.900%)	8.134%	9/15/28	13,844,281	14,078,344	(a)(c)
MASTR Adjustable Rate Mortgages Trust, 2004-06 5A1 (6 mo. USD LIBOR + 2.620%)	3.966%	7/25/34	338,374	326,987	(c)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1 (1 mo. USD LIBOR + 0.210%)	1.539%	4/25/46	226,695	186,889	(c)
MASTR Reperforming Loan Trust, 2005-1 1A1	6.000%	8/25/34	1,841,810	1,746,592	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	2,743,649	2,746,109	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F (1 mo. USD LIBOR + 0.350%)	1.679%	5/25/35	2,789,453	2,361,613	(a)(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	7,478,946	5,802,876	(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	1,181,000	916,331	(a)(c)

See Notes to Financial Statements.

46	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	7,132,801	$5,908,545	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.218%	7/15/46	110,000	117,097	(c)
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	15,816,442	15,361,402
Morgan Stanley Mortgage Loan Trust, 2004-05AR 2A (12 mo. USD LIBOR + 2.000%)	3.680%	7/25/34	35,877	35,639	(c)
Morgan Stanley Mortgage Loan Trust, 2005-03AR 2A2 (6 mo. USD LIBOR + 1.940%)	3.222%	7/25/35	1,852,363	1,732,854	(c)
Morgan Stanley Reremic Trust, 2015-R3 7A1 (12 mo. Monthly Treasury Average Index + 0.770%)	1.714%	4/26/47	23,752,424	23,177,967	(a)(c)
Morgan Stanley Reremic Trust, 2015-R7 1BXA	9.802%	2/26/29	18,137,842	19,915,296	(a)(c)
Mortgage Loan Resecuritization Trust, 2009-RS1 A85 (1 mo. USD LIBOR + 0.340%)	1.579%	4/16/36	62,586,643	53,587,372	(a)(c)
Multifamily Trust, 2016-1 B	8.725%	4/25/46	6,868,409	7,166,017	(a)(c)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	91,732	74,036
Nomura Resecuritization Trust, 2015-5R 3A5 (1 mo. USD LIBOR + 0.260%)	1.498%	2/26/46	10,693,755	8,096,230	(a)(c)
Prime Mortgage Trust, 2006-1 3A2, IO (-1.000 x 1 mo. USD LIBOR + 7.150%)	5.821%	6/25/36	15,407,975	2,957,493	(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	36,493,449	27,507,021	(a)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4 (1 mo. USD LIBOR + 0.450%)	1.779%	1/25/37	10,644,933	7,644,939	(c)
RBSSP Resecuritization Trust, 2009-12 9A2 (12 mo. USD LIBOR + 2.000%)	3.410%	3/25/36	12,317,813	10,851,350	(a)(c)
Residential Accredit Loans Inc., 2006-QO3 A1 (1 mo. USD LIBOR + 0.210%)	1.539%	4/25/46	13,557,568	6,985,998	(c)
Residential Accredit Loans Inc., 2006-QO3 A2 (1 mo. USD LIBOR + 0.260%)	1.589%	4/25/46	3,355,458	1,762,226	(c)
Residential Accredit Loans Inc., 2006-QS13 1A2, IO (-1.000 x 1 mo. USD LIBOR + 7.160%)	5.831%	9/25/36	21,043,639	3,863,869	(c)
Residential Accredit Loans Inc., 2007-QS4 3A9	6.000%	3/25/37	3,226,736	2,956,709
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	635,166	534,254
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	360,209	305,753
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	41,486	39,836
Residential Asset Securitization Trust, 2004-A2 1A3, PAC (1 mo. USD LIBOR + 0.400%)	1.729%	5/25/34	15,943	15,275	(c)
Residential Asset Securitization Trust, 2007-A3 2A2, IO (-1.000 x 1 mo. USD LIBOR + 6.690%)	5.361%	4/25/37	48,786,007	11,815,898	(c)
Rosslyn Portfolio Trust, 2017-ROSS A (1 mo. USD LIBOR + 0.950%)	2.200%	6/15/33	34,970,000	35,276,652	(a)(c)
Structured ARM Loan Trust, 2004-08 1A1 (6 mo. USD LIBOR + 2.080%)	3.471%	7/25/34	1,628	1,640	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	47

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Structured ARM Loan Trust, 2004-09XS A (1 mo. USD LIBOR + 0.370%)	1.608%	7/25/34	44,996	$45,253	(c)
Structured Asset Mortgage Investments Inc., 2003-AR1 A1 (1 mo. USD LIBOR + 0.740%)	2.023%	10/19/33	165,149	157,132	(c)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1 (1 mo. USD LIBOR + 0.210%)	1.539%	4/25/36	2,077,963	1,908,969	(c)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1 (1 mo. USD LIBOR + 0.180%)	1.509%	7/25/46	199,660	181,606	(c)
Structured Asset Securities Corp., 2002-9 A2 (1 mo. USD LIBOR + 0.600%)	1.929%	10/25/27	28,301	28,005	(c)
Structured Asset Securities Corp., 2005-RF1 A (1 mo. USD LIBOR + 0.350%)	1.679%	3/25/35	47,244	42,541	(a)(c)
Suntrust Alternative Loan Trust, 2006-1F 3A (1 mo. USD LIBOR + 0.350%)	1.679%	4/25/36	20,871,790	7,917,275	(c)
UBS Commercial Mortgage Trust, 2017-C1 A4	3.460%	6/15/50	5,440,000	5,582,574
UBS Commercial Mortgage Trust, 2017-C3 A4	3.426%	8/15/50	19,330,000	19,721,317
Voyager BRSTN Delaware Trust, 2009-1 UAU7 (1 mo. USD LIBOR + 0.250%)	1.490%	12/26/36	470,862	469,440	(a)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2003-AR9 1A7 (1 year Treasury Constant Maturity Rate + 2.330%)	3.317%	9/25/33	13,166	13,487	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1 (1 mo. USD LIBOR + 0.290%)	1.619%	10/25/45	2,646,521	2,566,709	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A1 (1 mo. USD LIBOR + 0.260%)	1.589%	11/25/45	6,875,279	6,808,965	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1C3 (1 mo. USD LIBOR + 0.480%)	1.809%	11/25/45	44,798,372	32,897,792	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1 (1 mo. USD LIBOR + 0.270%)	1.599%	12/25/45	7,945,001	7,732,483	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-5 1A4, IO (-1.000 x 1 mo. USD LIBOR + 5.400%)	4.073%	7/25/36	14,875,486	2,472,422	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1 (12 mo. USD LIBOR + 1.550%)	3.020%	9/25/36	202,746	184,392	(c)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	18,278,475	18,110,466	(a)(c)
Wells Fargo Alternative Loan Trust, 2007-PA1 A12, IO (-1.000 x 1 mo. USD LIBOR + 5.460%)	4.133%	3/25/37	20,825,220	2,324,469	(c)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1 (1 mo. USD LIBOR + 0.430%)	1.758%	6/25/37	7,254,146	6,023,363	(c)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 B	4.427%	7/15/46	450,000	460,435	(c)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 E	3.500%	7/15/46	1,753,000	1,182,570	(a)
Wells Fargo Commercial Mortgage Trust, 2014-LC18 AS	3.808%	12/15/47	5,630,000	5,791,500
Wells Fargo Commercial Mortgage Trust, 2015-C28 A4	3.540%	5/15/48	10,550,000	10,923,923

See Notes to Financial Statements.

48	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Wells Fargo Commercial Mortgage Trust, 2015-NXS1 A5	3.148%	5/15/48	16,050,000	$16,230,935
Wells Fargo Commercial Mortgage Trust, 2015-NXS1 B	3.658%	5/15/48	16,700,000	16,699,005	(c)
Wells Fargo Commercial Mortgage Trust, 2017-C41 XA, IO	1.240%	11/15/50	32,387,882	2,968,770	(c)
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.148%	8/27/35	46,507	46,886	(a)
Wells Fargo Mortgage-Backed Securities Trust, 2004-Y 1A2 (1 year Treasury Constant Maturity Rate + 2.490%)	3.740%	11/25/34	45,359	46,545	(c)
WF-RBS Commercial Mortgage Trust, 2012-C7 XA, IO	1.603%	6/15/45	189,607	9,331	(a)(c)
WF-RBS Commercial Mortgage Trust, 2013-C14 D	4.128%	6/15/46	4,790,000	4,398,433	(a)(c)
WF-RBS Commercial Mortgage Trust, 2014-C19 B	4.723%	3/15/47	270,000	284,104	(c)
WF-RBS Commercial Mortgage Trust, 2014-C19 XA, IO	1.138%	3/15/47	49,928,395	2,379,677	(c)
WF-RBS Commercial Mortgage Trust, 2014-C24 D	3.692%	11/15/47	5,830,000	4,043,620	(a)
Total Collateralized Mortgage Obligations (Cost — $2,012,772,275)				1,988,202,487
Mortgage-Backed Securities — 22.2%
FHLMC — 5.5%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/18-9/1/39	3,639,093	4,048,030
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/19-11/1/36	63,496	67,195
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	7/1/20-12/1/38	4,910,545	5,431,062
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	7/1/23-9/1/47	92,496,824	98,541,352
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25-12/1/47	273,177,546	286,464,874
Federal Home Loan Mortgage Corp. (FHLMC), Gold	2.500%	6/1/27	3,109,001	3,126,864
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	4/1/32-3/1/39	1,039,372	1,171,213
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	8/1/33-3/1/45	83,331,858	86,063,446
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	3/1/38-11/1/41	13,307,220	14,554,628
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	1/1/43-5/1/43	6,391,732	6,429,273
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	1/11/48	310,400,000	310,375,612	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	1/11/48	212,400,000	218,135,972	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	1/11/48	185,000,000	193,469,526	(k)
Total FHLMC				1,227,879,047
FNMA — 12.4%
Federal National Mortgage Association (FNMA)	9.500%	11/1/21	31	32
Federal National Mortgage Association (FNMA)	4.500%	7/1/23-4/1/56	253,149,707	271,838,236
Federal National Mortgage Association (FNMA)	6.000%	4/1/24-2/1/41	33,203,518	37,582,512
Federal National Mortgage Association (FNMA)	2.810%	4/1/25	3,140,000	3,166,632
Federal National Mortgage Association (FNMA)	2.940%	7/1/27	22,800,000	22,867,739

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	49

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	2.950%	7/1/27	21,420,000	$21,584,100
Federal National Mortgage Association (FNMA)	2.500%	1/1/28-10/1/42	14,400,631	14,254,712
Federal National Mortgage Association (FNMA)	6.500%	2/1/29-5/1/40	16,116,434	18,075,539
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-2/1/39	5,140,330	5,820,572
Federal National Mortgage Association (FNMA)	7.500%	11/1/29	3,058	3,582
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-11/1/46	113,348,912	123,056,717
Federal National Mortgage Association (FNMA)	3.500%	9/1/33-3/1/57	187,757,643	192,972,877
Federal National Mortgage Association (FNMA) (12 mo. Monthly Treasury Average Index + 1.973%)	2.973%	11/1/35	41,214	43,192	(c)
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-9/1/56	44,600,841	49,529,550
Federal National Mortgage Association (FNMA)	4.000%	4/1/42-8/1/56	464,422,538	489,338,864
Federal National Mortgage Association (FNMA)	3.000%	11/1/42-1/1/47	129,374,330	129,627,965
Federal National Mortgage Association (FNMA)	3.000%	1/11/48-1/17/48	498,380,000	504,150,485	(k)
Federal National Mortgage Association (FNMA)	3.500%	1/11/48	751,400,000	771,535,206	(k)
Federal National Mortgage Association (FNMA)	4.000%	1/11/48	72,800,000	76,135,479	(k)
Federal National Mortgage Association (FNMA)	5.000%	1/11/48	6,500,000	6,987,119	(k)
Total FNMA				2,738,571,110
GNMA — 4.3%
Government National Mortgage Association (GNMA)	7.500%	3/15/23-9/15/31	33,522	35,852
Government National Mortgage Association (GNMA)	7.000%	9/15/23-7/15/31	89,384	97,730
Government National Mortgage Association (GNMA)	6.500%	4/15/28-3/15/39	3,714,201	4,214,816
Government National Mortgage Association (GNMA)	6.000%	1/15/29-2/15/37	8,947,027	10,083,734
Government National Mortgage Association (GNMA)	8.000%	12/15/30-1/15/31	11,517	11,777
Government National Mortgage Association (GNMA) (1 mo. USD LIBOR + 0.400%)	1.683%	8/20/31	599	602	(c)
Government National Mortgage Association (GNMA)	5.500%	7/15/33-6/15/36	7,608,798	8,452,262
Government National Mortgage Association (GNMA)	3.500%	1/22/48	12,000,000	12,408,582	(k)
Government National Mortgage Association (GNMA) II	5.000%	4/20/35-11/20/40	12,413,699	13,515,740
Government National Mortgage Association (GNMA) II	6.500%	10/20/37	2,111,774	2,505,288
Government National Mortgage Association (GNMA) II	6.000%	9/20/38-11/20/41	5,605,121	6,274,314

See Notes to Financial Statements.

50	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
GNMA — continued
Government National Mortgage Association (GNMA) II	4.500%	1/20/40-7/20/41	41,237,000		$43,746,295
Government National Mortgage Association (GNMA) II	3.500%	10/20/45-11/20/47	57,395,459		59,510,792
Government National Mortgage Association (GNMA) II	4.000%	8/20/47	101,554,269		106,399,321
Government National Mortgage Association (GNMA) II	3.000%	11/20/47	100,647,894		101,690,376
Government National Mortgage Association (GNMA) II	3.000%	1/22/48	203,100,000		204,956,462	(k)
Government National Mortgage Association (GNMA) II	3.500%	1/22/48	207,900,000		214,932,868	(k)
Government National Mortgage Association (GNMA) II	4.000%	1/22/48	148,200,000		154,498,504	(k)
Total GNMA					943,335,315
Total Mortgage-Backed Securities (Cost — $4,915,203,549)					4,909,785,472
Non-U.S. Treasury Inflation Protected Securities — 0.4%
Japan — 0.4%
Japanese Government CPI Linked Bond, Senior Bonds (Cost — $93,838,721)	0.100%	3/10/26	9,340,826,300	JPY	87,833,197
Senior Loans — 5.7%
Consumer Discretionary — 2.1%
Auto Components — 0.1%
American Axle & Manufacturing Inc., Term Loan B (3 mo. LIBOR + 2.250%)	3.620-3.810%	4/6/24	18,651,262		18,716,541	(c)(l)(m)(n)
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.319%	5/2/22	22,587,566		22,775,133	(c)(l)(m)
ServiceMaster Co., 2016 Term Loan B (1 mo. LIBOR + 2.500%)	4.069%	11/8/23	2,992,443		3,008,639	(c)(l)(m)
Total Diversified Consumer Services					25,783,772
Hotels, Restaurants & Leisure — 0.8%
1011778 B.C. Unlimited Liability Co., Term Loan B3 (3 mo. LIBOR + 2.250%)	3.819-3.943%	2/16/24	24,734,199		24,761,258	(c)(l)(m)
Aramark Services Inc., 2017 Term Loan B1	—	3/11/25	8,270,000		8,326,856	(n)
Aristocrat Leisure Ltd., 2017 Term Loan B (3 mo. LIBOR + 2.000%)	3.363%	10/20/21	12,126,401		12,151,030	(c)(l)(m)
Boyd Gaming Corp., Term Loan B3 (1 Week LIBOR + 2.500%)	3.975%	9/15/23	11,823,765		11,904,131	(c)(l)(m)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	51

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Caesars Resort Collection LLC, 2017 First Lien Term Loan B	—	9/27/24	26,743,000	$26,886,744	(g)(n)
CCM Merger Inc., New Term Loan B (1 mo. LIBOR + 2.750%)	4.319%	8/8/21	2,065,438	2,076,023	(c)(l)(m)
Four Seasons Hotels Ltd., New First Lien Term Loan (1 mo. LIBOR + 2.500%)	4.069%	11/30/23	4,474,893	4,506,589	(c)(l)(m)
Golden Nugget Inc., 2017 Incremental Term Loan (2 mo. LIBOR + 3.250%)	4.656-4.857%	10/4/23	22,406,293	22,600,354	(c)(l)(m)(n)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 2.000%)	3.552%	10/25/23	24,578,813	24,729,629	(c)(l)(m)(n)
Scientific Games International Inc., 2017 Term Loan B4 (1 mo. LIBOR + 3.250%)	4.673-4.819%	8/14/24	28,752,440	29,039,965	(c)(l)(m)(n)
Station Casinos LLC, 2016 Term Loan B (1 mo. LIBOR + 2.500%)	4.060%	6/8/23	12,619,929	12,660,149	(c)(l)(m)(n)
Total Hotels, Restaurants & Leisure				179,642,728
Media — 0.7%
CBS Radio Inc., 2017 Term Loan B (3 mo. LIBOR + 2.750%)	4.172%	11/17/24	21,910,000	22,060,631	(c)(l)(m)(n)
Charter Communications Operating LLC, 2017 Term Loan B	—	4/13/25	25,106,337	25,153,412	(n)
Lions Gate Entertainment Corp., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	3.819%	12/8/23	1,456,297	1,461,758	(c)(l)(m)
Numericable Group SA, USD Term Loan B12 (3 mo. LIBOR + 3.000%)	4.349%	1/31/26	25,301,000	24,468,167	(c)(l)(m)
Sinclair Television Group Inc., 2017 Term Loan B	—	5/10/24	16,410,000	16,415,022	(n)
Univision Communications Inc., Term Loan C5 (1 mo. LIBOR + 2.750%)	4.319%	3/15/24	24,574,752	24,530,198	(c)(l)(m)
UPC Financing Partnership, USD Term Loan AR (1 mo. LIBOR + 2.500%)	3.977%	1/15/26	25,006,000	25,023,979	(c)(l)(m)(n)
Ziggo Secured Finance Partnership, USD Term Loan E (1 mo. LIBOR + 2.500%)	3.977%	4/15/25	11,758,250	11,681,610	(c)(l)(m)
Total Media				150,794,777
Specialty Retail — 0.4%
Academy Ltd., 2015 Term Loan B (3 mo. LIBOR + 4.000%)	5.495-5.569%	7/1/22	15,943,243	12,595,162	(c)(g)(l)(m)
CWGS Group LLC, 2016 Term Loan (1 mo. LIBOR + 3.000%)	4.391-4.569%	11/8/23	2,539,176	2,559,012	(c)(l)(m)
Michaels Stores Inc., 2016 Term Loan B1 (1 mo. LIBOR + 2.750%)	4.210-4.319%	1/30/23	21,497,561	21,533,398	(c)(l)(m)
Party City Holdings Inc., 2016 Term Loan (3 mo. LIBOR + 3.000%)	4.380-4.700%	8/19/22	14,390,569	14,461,529	(c)(l)(m)
Petco Animal Supplies Inc., 2017 Term Loan B (3 mo. LIBOR + 3.000%)	4.380%	1/26/23	15,677,763	11,934,697	(c)(l)(m)

See Notes to Financial Statements.

52	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.570%	3/11/22	21,228,703	$17,109,018	(c)(l)(m)
Staples Inc., 2017 Term Loan B (3 mo. LIBOR + 4.000%)	5.489%	9/12/24	11,032,931	10,816,410	(c)(l)(m)
Total Specialty Retail				91,009,226
Total Consumer Discretionary				465,947,044
Consumer Staples — 0.2%
Food & Staples Retailing — 0.1%
Albertsons LLC, USD 2017 Term Loan B4 (1 mo. LIBOR + 2.750%)	4.319%	8/25/21	8,681,891	8,522,361	(c)(l)(m)
Albertsons LLC, USD 2017 Term Loan B6 (3 mo. LIBOR + 3.000%)	4.462%	6/22/23	12,823,650	12,581,604	(c)(g)(l)(m)
Total Food & Staples Retailing				21,103,965
Food Products — 0.1%
Dole Food Co. Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.129-6.250%	4/6/24	1,589,937	1,595,775	(c)(l)(m)
Post Holdings Inc., 2017 Series A Incremental Term Loan (1 mo. LIBOR + 2.250%)	3.820%	5/24/24	25,227,734	25,343,353	(c)(l)(m)(n)
Total Food Products				26,939,128
Total Consumer Staples				48,043,093
Financials — 0.0%
Capital Markets — 0.0%
RPI Finance Trust, Term Loan B6 (3 mo. LIBOR + 2.000%)	3.693%	3/27/23	10,906,183	10,962,666	(c)(l)(m)
Health Care — 0.7%
Health Care Providers & Services — 0.4%
Air Medical Group Holdings Inc., Term Loan B (3 mo. LIBOR + 3.250%)	4.943%	4/28/22	12,591,262	12,556,409	(c)(l)(m)
Air Medical Group Holdings Inc., Term Loan B1 (3 mo. LIBOR + 4.000%)	5.675%	4/28/22	1,502,389	1,503,484	(c)(l)(m)
DaVita HealthCare Partners Inc., Term Loan B (1 mo. LIBOR + 2.750%)	4.319%	6/24/21	1,584,476	1,598,538	(c)(l)(m)
HCA Inc., Term Loan B8 (1 mo. LIBOR + 2.250%)	3.819%	2/15/24	14,790,271	14,901,198	(c)(l)(m)(n)
Jaguar Holding Co. II, 2017 Term Loan (3 mo. LIBOR + 2.750%)	4.319-4.443%	8/18/22	24,550,848	24,626,048	(c)(l)(m)
MPH Acquisition Holdings LLC, 2016 Term Loan B (3 mo. LIBOR + 3.000%)	4.693%	6/7/23	23,189,001	23,263,276	(c)(l)(m)
Total Health Care Providers & Services				78,448,953
Health Care Technology — 0.1%
Change Healthcare Holdings Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.319%	3/1/24	25,037,633	25,106,086	(c)(l)(m)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	53

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Life Sciences Tools & Services — 0.1%
PAREXEL International Corp., Term Loan B (1 mo. LIBOR + 3.000%)	4.569%	9/27/24	21,337,523	$21,461,984	(c)(l)(m)(n)
Pharmaceuticals — 0.1%
Akorn Inc., Term Loan B (1 mo. LIBOR + 4.250%)	5.875%	4/16/21	3,184,450	3,200,372	(c)(g)(l)(m)
Catalent Pharma Solutions Inc., USD Term Loan B (1 mo. LIBOR + 2.250%)	3.819%	5/20/21	22,825,852	22,954,248	(c)(l)(m)(n)
Valeant Pharmaceuticals International Inc., Term Loan B Series F4 (1 mo. LIBOR + 3.500%)	4.940%	4/1/22	5,122,883	5,205,212	(c)(l)(m)
Total Pharmaceuticals				31,359,832
Total Health Care				156,376,855
Industrials — 0.9%
Air Freight & Logistics — 0.2%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2 (1 mo. LIBOR + 2.250%)	3.751%	4/3/22	32,057,616	31,861,423	(c)(l)(m)
XPO Logistics Inc., 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.599%	11/1/21	21,039,580	21,192,517	(c)(l)(m)(n)
Total Air Freight & Logistics				53,053,940
Airlines — 0.2%
Air Canada, 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.745%	10/6/23	2,493,750	2,510,114	(c)(l)(m)
American Airlines Inc., 2017 Incremental Term Loan (1 mo. LIBOR + 2.000%)	3.477%	12/14/23	10,177,180	10,187,520	(c)(l)(m)
American Airlines Inc., 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.552%	6/26/20	20,793,346	20,858,326	(c)(l)(m)
Total Airlines				33,555,960
Building Products — 0.2%
GYP Holdings III Corp., 2017 Term Loan B (3 mo. LIBOR + 3.000%)	4.380%	4/1/23	4,293,405	4,316,212	(c)(l)(m)
Quikrete Holdings Inc., 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.319%	11/15/23	27,381,239	27,470,611	(c)(l)(m)(n)
Total Building Products				31,786,823
Commercial Services & Supplies — 0.1%
Brickman Group Ltd. LLC, First Lien Term Loan (1 mo. LIBOR + 3.000%)	4.380-4.491%	12/18/20	4,182,572	4,210,458	(c)(l)(m)
Wrangler Buyer Corp., Term Loan B (1 mo. LIBOR + 3.000%)	4.569%	9/27/24	8,510,000	8,575,348	(c)(l)(m)
Total Commercial Services & Supplies				12,785,806
Professional Services — 0.1%
Trans Union LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.569%	4/10/23	24,345,275	24,471,554	(c)(l)(m)

See Notes to Financial Statements.

54	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Trading Companies & Distributors — 0.1%
Beacon Roofing Supply Inc., 2017 Term Loan B	—	8/23/24	25,009,000	$25,113,938	(n)
Delos Finance Sarl, 2017 Term Loan B (3 mo. LIBOR + 2.000%)	3.693%	10/6/23	3,750,000	3,784,822	(c)(l)(m)
Total Trading Companies & Distributors				28,898,760
Transportation Infrastructure — 0.0%
Flying Fortress Inc., 2017 Term Loan (3 mo. LIBOR + 2.000%)	3.693%	10/30/22	5,510,000	5,547,881	(c)(l)(m)
Total Industrials				190,100,724
Information Technology — 0.6%
Electronic Equipment, Instruments & Components — 0.1%
Allflex Holdings III Inc., New First Lien Term Loan (2 mo. LIBOR + 3.250%)	4.706%	7/20/20	2,393,750	2,410,705	(c)(l)(m)
Zebra Technologies Corp., 2017 Term Loan B (3 mo. LIBOR + 2.000%)	3.371%	10/27/21	11,888,170	11,959,725	(c)(l)(m)(n)
Total Electronic Equipment, Instruments & Components				14,370,430
IT Services — 0.1%
First Data Corp., 2022 USD Term Loan (1 mo. LIBOR + 2.250%)	3.802%	7/8/22	8,690,959	8,706,046	(c)(l)(m)
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.250%)	3.802%	4/26/24	23,409,941	23,451,752	(c)(g)(l)(m)
Total IT Services				32,157,798
Semiconductors & Semiconductor Equipment — 0.1%
ON Semiconductor Corp., 2017 First Lien Term Loan (1 mo. LIBOR + 2.000%)	3.569%	3/31/23	14,128,141	14,212,034	(c)(l)(m)(n)
Software — 0.2%
Dell Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 2.000%)	3.570%	9/7/23	17,890,000	17,900,358	(c)(l)(m)
Dell Inc., 2017 Term Loan A2 (1 mo. LIBOR + 1.750%)	3.320%	9/7/21	14,585,842	14,601,041	(c)(l)(m)
MA FinanceCo., LLC, USD Term Loan B3 (1 mo. LIBOR + 2.750%)	4.319%	6/21/24	365,911	367,375	(c)(l)(m)
Seattle Spinco Inc., USD Term Loan B3 (1 mo. LIBOR + 2.750%)	4.319%	6/21/24	2,471,089	2,480,622	(c)(l)(m)
Total Software				35,349,396
Technology Hardware, Storage & Peripherals — 0.1%
Western Digital Corp., 2017 Term Loan B3 (1 mo. LIBOR + 2.000%)	3.569%	4/29/23	33,875,100	34,051,521	(c)(g)(l)(m)(n)
Total Information Technology				130,141,179
Materials — 0.4%
Construction Materials — 0.1%
American Builders & Contractors Supply Co. Inc., 2017 Term Loan B (1 mo. LIBOR + 2.500%)	4.069%	10/31/23	22,581,491	22,709,686	(c)(l)(m)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	55

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — 0.3%
Berry Plastics Group Inc., Term Loan M (1 mo. LIBOR + 2.250%)	3.682-3.819%	10/1/22	27,032,900	$27,168,065	(c)(l)(m)(n)
Berry Plastics Group Inc., Term Loan N	—	1/19/24	698,241	702,023	(n)
Berry Plastics Group Inc., Term Loan P (3 mo. LIBOR + 2.000%)	3.406%	1/6/21	3,559,660	3,575,233	(c)(l)(m)
BWAY Holding Co., 2017 Term Loan B (3 mo. LIBOR + 3.250%)	4.599%	4/3/24	4,678,246	4,703,831	(c)(l)(m)
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	4.319%	2/5/23	24,629,406	24,777,798	(c)(l)(m)
Total Containers & Packaging				60,926,950
Total Materials				83,636,636
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITS) — 0.1%
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B (1 mo. LIBOR + 2.250%)	3.819%	4/25/23	24,626,285	24,753,824	(c)(l)(m)
Real Estate Management & Development — 0.0%
CityCenter Holdings LLC, 2017 Term Loan B (1 mo. LIBOR + 2.500%)	4.069%	4/18/24	5,125,796	5,155,429	(c)(l)(m)
Total Real Estate				29,909,253
Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.4%
CenturyLink Inc., 2017 Term Loan B (3 mo. LIBOR + 2.750%)	4.319%	1/31/25	20,655,500	19,965,751	(c)(l)(m)
Level 3 Financing Inc., 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.696%	2/22/24	24,720,000	24,750,900	(c)(l)(m)
Unitymedia Finance LLC, Term Loan B	—	9/30/25	17,079,000	17,114,080	(n)
Unitymedia Finance LLC, USD Term Loan D	—	1/15/26	13,900,000	13,894,203	(n)
Virgin Media Bristol LLC, 2017 USD Term Loan	—	1/15/26	21,938,272	21,965,695	(n)
Total Diversified Telecommunication Services				97,690,629
Wireless Telecommunication Services — 0.1%
CSC Holdings LLC, 2017 First Lien Term Loan (1 mo. LIBOR + 2.250%)	3.741%	7/17/25	11,688,284	11,656,142	(c)(l)(m)
Sprint Communications Inc., First Lien Term Loan B (1 mo. LIBOR + 2.500%)	4.125%	2/2/24	6,445,514	6,450,213	(c)(l)(m)
Total Wireless Telecommunication Services				18,106,355
Total Telecommunication Services				115,796,984
Utilities — 0.2%
Independent Power And Renewable Electricity Producers — 0.2%
Energy Future Intermediate Holding Co., LLC, 2017 DIP Term Loan (1 mo. LIBOR + 3.000%)	4.501-4.569%	6/30/18	39,076,411	39,213,179	(c)(g)(l)(m)
Total Senior Loans (Cost — $1,283,523,368)				1,270,127,613

See Notes to Financial Statements.

56	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 5.6%
Argentina — 0.6%
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	9,210,000		$9,917,328	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	7,890,000		8,776,205	(a)
Republic of Argentina, Bonds	21.200%	9/19/18	9,942,000	ARS	553,149
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	27.278%	6/21/20	49,620,000	ARS	2,865,830	(c)
Republic of Argentina, Bonds	18.200%	10/3/21	626,050,000	ARS	34,453,896
Republic of Argentina, Senior Bonds	6.875%	4/22/21	11,810,000		12,883,234
Republic of Argentina, Senior Bonds	5.625%	1/26/22	48,140,000		50,908,050
Republic of Argentina, Senior Bonds	7.500%	4/22/26	7,380,000		8,373,717
Republic of Argentina, Senior Bonds	7.125%	7/6/36	3,600,000		3,909,600
Republic of Argentina, Senior Bonds	7.625%	4/22/46	5,450,000		6,161,225
Total Argentina					138,802,234
Brazil — 1.2%
Federative Republic of Brazil, Notes	10.000%	1/1/21	430,023,000	BRL	133,447,421
Federative Republic of Brazil, Notes	10.000%	1/1/23	270,145,000	BRL	82,464,886
Federative Republic of Brazil, Notes	10.000%	1/1/27	26,556,000	BRL	7,928,797
Federative Republic of Brazil, Senior Bonds	5.625%	1/7/41	25,970,000		26,593,280
Federative Republic of Brazil, Senior Bonds	5.000%	1/27/45	20,650,000		19,297,425
Federative Republic of Brazil, Senior Notes	2.625%	1/5/23	4,490,000		4,335,095
Total Brazil					274,066,904
China — 0.3%
China Government Bond, Senior Bonds	3.380%	11/21/24	115,500,000	CNY	16,797,251	(i)
China Government Bond, Senior Bonds	3.390%	5/21/25	59,000,000	CNY	8,598,172	(i)
China Government Bond, Senior Bonds	3.310%	11/30/25	273,500,000	CNY	39,500,212	(i)
Total China					64,895,635
Colombia — 0.1%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	19,220,000		22,054,950
Indonesia — 0.5%
Republic of Indonesia, Notes	3.750%	4/25/22	22,550,000		23,260,077	(i)
Republic of Indonesia, Notes	3.750%	4/25/22	370,000		381,651	(a)
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	310,000		333,210	(i)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	510,000		544,873	(i)
Republic of Indonesia, Senior Notes	5.375%	10/17/23	7,620,000		8,504,415	(i)
Republic of Indonesia, Senior Notes	3.850%	7/18/27	10,410,000		10,696,744	(a)
Republic of Indonesia, Senior Notes	3.500%	1/11/28	3,010,000		3,007,207
Republic of Indonesia, Senior Notes	4.625%	4/15/43	5,050,000		5,261,539	(i)
Republic of Indonesia, Senior Notes	5.125%	1/15/45	22,340,000		24,734,357	(a)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	57

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Republic of Indonesia, Senior Notes	5.125%	1/15/45	3,610,000		$3,996,913	(i)
Republic of Indonesia, Senior Notes	5.250%	1/8/47	11,750,000		13,306,393	(a)
Republic of Indonesia, Senior Notes	4.750%	7/18/47	3,900,000		4,162,575	(a)
Republic of Indonesia, Senior Notes	4.350%	1/11/48	3,350,000		3,407,057
Total Indonesia					101,597,011
Kuwait — 0.1%
Kuwait International Government Bonds, Senior Notes	3.500%	3/20/27	24,270,000		24,692,711	(a)
Mexico — 1.6%
United Mexican States, Senior Bonds	6.500%	6/9/22	2,253,009,800	MXN	109,795,627
United Mexican States, Senior Bonds	10.000%	12/5/24	324,780,000	MXN	18,634,980
United Mexican States, Senior Bonds	7.750%	11/23/34	381,940,000	MXN	19,434,894
United Mexican States, Senior Bonds	7.750%	11/13/42	2,328,076,200	MXN	117,809,832
United Mexican States, Senior Bonds	8.000%	11/7/47	776,500,000	MXN	40,337,877
United Mexican States, Senior Notes	4.600%	2/10/48	49,370,000		48,802,245
Total Mexico					354,815,455
Nigeria — 0.0%
Republic of Nigeria, Senior Notes	6.500%	11/28/27	8,130,000		8,498,143	(a)
Peru — 0.1%
Republic of Peru, Senior Bonds	6.550%	3/14/37	2,330,000		3,162,975
Republic of Peru, Senior Bonds	5.625%	11/18/50	14,180,000		18,228,390
Total Peru					21,391,365
Poland — 0.2%
Republic of Poland, Senior Notes	4.000%	1/22/24	34,880,000		37,258,467
Russia — 0.8%
Russian Federal Bond, Bonds	7.000%	8/16/23	1,729,150,000	RUB	30,006,941
Russian Federal Bond, Bonds	7.750%	9/16/26	256,110,000	RUB	4,569,314
Russian Federal Bond, Bonds	8.150%	2/3/27	1,883,280,000	RUB	34,425,215
Russian Federal Bond, Bonds	7.050%	1/19/28	6,014,908,000	RUB	101,539,997
Total Russia					170,541,467
United Arab Emirates — 0.1%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	26,930,000		26,439,066	(a)
Uruguay — 0.0%
Republic of Uruguay, Benchmark Bonds	7.875%	1/15/33	1		1
Total Sovereign Bonds (Cost — $1,326,878,332)					1,245,053,409

See Notes to Financial Statements.

58	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations —23.4%
U.S. Government Agencies — 0.9%
Federal Home Loan Bank (FHLB), Bonds	0.625%	8/7/18	10,960,000	$10,892,925
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	2,585,000	3,552,072
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	45,010,000	63,387,313
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	83,870,000	80,796,533
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	13,770,000	13,559,407
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	14,603,000	14,517,068
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	11,765,000	11,715,486
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	840,000	1,212,733
Total U.S. Government Agencies				199,633,537
U.S. Government Obligations — 22.5%
U.S. Department of Housing and Urban Development, Notes	2.850%	8/1/24	4,537,000	4,532,272
U.S. Department of Housing and Urban Development, Senior Notes	2.450%	8/1/22	9,000,000	9,028,647
U.S. Treasury Bonds	3.750%	11/15/43	1,158,380,000	1,380,508,412
U.S. Treasury Bonds	2.500%	2/15/45	74,130,000	70,687,009
U.S. Treasury Bonds	3.000%	5/15/45	622,540,000	653,934,499
U.S. Treasury Bonds	3.000%	2/15/47	756,630,000	795,894,958
U.S. Treasury Bonds	3.000%	5/15/47	182,636,000	192,056,736
U.S. Treasury Bonds	2.750%	8/15/47	185,920,000	186,192,343
U.S. Treasury Bonds	2.750%	11/15/47	155,610,000	155,889,612
U.S. Treasury Notes	1.500%	8/31/18	1,650,000	1,648,163
U.S. Treasury Notes	1.875%	12/15/20	96,140,000	95,871,484
U.S. Treasury Notes	1.375%	4/30/21	194,370,000	190,190,285
U.S. Treasury Notes	2.000%	12/31/21	13,510,000	13,443,242
U.S. Treasury Notes	1.875%	1/31/22	6,650,000	6,581,811
U.S. Treasury Notes	1.875%	2/28/22	43,670,000	43,202,595
U.S. Treasury Notes	1.875%	3/31/22	1,570,000	1,552,491
U.S. Treasury Notes	1.875%	4/30/22	69,860,000	69,034,506
U.S. Treasury Notes	1.875%	8/31/22	383,910,000	378,571,252
U.S. Treasury Notes	1.250%	7/31/23	47,490,000	45,013,471
U.S. Treasury Notes	1.375%	8/31/23	68,730,000	65,524,420
U.S. Treasury Notes	2.000%	5/31/24	147,285,000	144,557,927
U.S. Treasury Notes	2.000%	6/30/24	120,620,000	118,330,104
U.S. Treasury Notes	2.125%	7/31/24	83,910,000	82,926,680
U.S. Treasury Notes	2.125%	11/30/24	148,830,000	146,896,954

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	59

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Government Obligations — continued
U.S. Treasury Notes	2.250%	12/31/24	18,650,000		$18,551,650
U.S. Treasury Notes	2.250%	11/15/25	71,730,000		71,112,169
U.S. Treasury Notes	2.250%	11/15/27	23,349,000		23,023,391
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	6,080,000		5,188,634
Total U.S. Government Obligations					4,969,945,717
Total U.S. Government & Agency Obligations (Cost — $5,068,359,980)					5,169,579,254
U.S. Treasury Inflation Protected Securities — 3.2%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	55,445,806		63,202,446
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	11,674,885		15,206,358
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	11,883,309		15,587,085
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	72,866,970		73,665,464
U.S. Treasury Bonds, Inflation Indexed	0.875%	2/15/47	31,687,569		32,958,494
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/22	316,810,358		314,648,967
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/26	191,940,271		187,618,074
Total U.S. Treasury Inflation Protected Securities (Cost — $692,220,778)					702,886,888

			Shares
Preferred Stocks — 0.1%
Financials — 0.1%
Consumer Finance — 0.1%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%)	7.200%		431,316		11,192,650	(c)
Diversified Financial Services — 0.0%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	7.750%		63,425		1,742,919	(c)
Total Preferred Stocks (Cost — $12,150,260)					12,935,569

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.1%
Canadian Dollar Futures, Call @ $78.50	1/5/18	162	162,000		230,040
Canadian Dollar Futures, Call @ $79.00	1/5/18	323	323,000		303,620
Canadian Dollar Futures, Call @ $80.00	1/5/18	162	162,000		40,500
Euro Bund Futures, Put @ 161.00 EUR	1/26/18	289	28,900,000	EUR	152,573
Euro Currency Futures, Call @ $1.17	1/5/18	324	40,500,000		1,518,750
Euro Currency Futures, Call @ $1.19	1/5/18	2	250,000		4,450
Euro Currency Futures, Call @ $1.19	2/9/18	160	20,000,000		432,000
Japanese Yen Futures, Call @ $89.00	1/5/18	160	200,000		64,000
Japanese Yen Futures, Call @ $89.50	1/5/18	320	400,000		48,000

See Notes to Financial Statements.

60	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Security	Expiration Date	Contracts	Notional Amount†	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury 5-Year Notes Futures, Call @ $116.25	1/26/18	503	503,000	$106,102
U.S. Treasury 10-Year Notes Futures, Call @ $123.75	1/5/18	192	192,000	75,000
U.S. Treasury Long-Term Bonds Futures, Call @ $151.00	1/26/18	931	931,000	2,342,047
U.S. Treasury Long-Term Bonds Futures, Put @ $152.00	1/26/18	503	503,000	416,547
U.S. Treasury Long-Term Bonds Futures, Put @ $153.00	1/26/18	8,705	8,705,000	11,017,265
Total Purchased Options (Cost — $12,653,482)				16,750,894
Total Investments before Short-Term Investments (Cost — $21,690,940,601)				21,990,067,767

		Maturity Date	Face Amount†
Short-Term Investments — 12.3%
U.S. Government Agencies — 2.3%
Federal Home Loan Bank (FHLB), Discount Notes	1.182%	3/28/18	20,000,000	19,936,720	(o)
Federal Home Loan Bank (FHLB), Discount Notes	1.123-1.188%	1/26/18	97,600,000	97,516,747	(o)
Federal Home Loan Bank (FHLB), Discount Notes	1.124%	2/7/18	55,000,000	54,927,950	(o)
Federal Home Loan Bank (FHLB), Discount Notes	1.303-1.304%	2/14/18	40,000,000	39,937,400	(o)
Federal Home Loan Bank (FHLB), Discount Notes	1.294%	2/16/18	60,000,000	59,901,720	(o)
Federal Home Loan Bank (FHLB), Discount Notes	1.212%	1/19/18	50,000,000	49,969,800	(o)
Federal Home Loan Bank (FHLB), Discount Notes	1.182-1.261%	1/10/18	65,000,000	64,981,540	(o)
Federal Home Loan Bank (FHLB), Discount Notes	1.273%	1/31/18	25,000,000	24,974,225	(o)
Federal Home Loan Bank (FHLB), Discount Notes	1.134-1.298%	2/23/18	35,000,000	34,933,455	(o)
Federal Home Loan Bank (FHLB), Discount Notes	1.313%	3/9/18	25,000,000	24,938,575	(o)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	1.167%	4/3/18	27,000,000	26,905,824	(o)
Total U.S. Government Agencies (Cost — $498,959,960)				498,923,956

			Shares
Money Market Funds — 10.0%
Western Asset Government Cash Management Portfolio LLC (Cost — $2,207,737,972)	1.240%		2,207,737,972	2,207,737,972	(p)
Total Short-Term Investments (Cost — $2,706,697,932)				2,706,661,928
Total Investments — 111.8% (Cost — $24,397,638,533)				24,696,729,695
Liabilities in Excess of Other Assets — (11.8)%				(2,601,610,351)
Total Net Assets — 100.0%				$22,095,119,344

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	61

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Security has no maturity date. The date shown represents the next call date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	The coupon payment on these securities is currently in default as of December 31, 2017.

(e)	Value is less than $1.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Security is valued using significant unobservable inputs (See Note 1).

(h)	The maturity principal is currently in default as of December 31, 2017.

(i)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(j)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(k)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2017, the Fund held TBA securities with a total cost of $2,666,893,755 (See Note 1).

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	All or a portion of this loan is unfunded as of December 31, 2017. The interest rate for fully unfunded term loans is to be determined.

(o)	Rate shown represents yield-to-maturity.

(p)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2017, the total market value of investments in Affiliated Companies was $2,207,737,972 and the cost was $2,207,737,972 (See Note 9).

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
ARS	— Argentine Peso
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
CNY	— Chinese Yuan Renminbi
DIP	— Debtor-in-Possession
EUR	— Euro

See Notes to Financial Statements.

62	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

Abbreviations used in this schedule (cont’d):
GBP	— British Pound
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Call	1/26/18	$116.75	3,263	$3,263,000	$229,431
U.S. Treasury 5-Year Notes Futures, Call	2/23/18	117.25	81	81,000	6,328
U.S. Treasury 5-Year Notes Futures, Put	1/26/18	115.75	1,611	1,611,000	151,031
U.S. Treasury 5-Year Notes Futures, Put	1/26/18	116.00	1,010	1,010,000	181,485
U.S. Treasury 10-Year Notes Futures, Call	1/26/18	126.00	576	576,000	27,000
U.S. Treasury 10-Year Notes Futures, Call	1/26/18	125.50	385	385,000	30,078
U.S. Treasury 10-Year Notes Futures, Call	1/26/18	124.00	375	375,000	175,781
U.S. Treasury 10-Year Notes Futures, Call	1/26/18	125.00	2,421	2,421,000	340,453
U.S. Treasury 10-Year Notes Futures, Call	2/23/18	126.50	385	385,000	36,094
U.S. Treasury 10-Year Notes Futures, Call	2/23/18	125.00	1,305	1,305,000	407,812
U.S. Treasury 10-Year Notes Futures, Put	1/26/18	123.00	576	576,000	72,000
U.S. Treasury 10-Year Notes Futures, Put	1/26/18	123.50	434	434,000	101,719
U.S. Treasury 10-Year Notes Futures, Put	1/26/18	124.00	865	865,000	364,922
U.S. Treasury 10-Year Notes Futures, Put	2/23/18	122.00	385	385,000	48,125
U.S. Treasury Long-Term Bonds Futures, Call	1/26/18	155.00	385	385,000	198,516
U.S. Treasury Long-Term Bonds Futures, Call	1/26/18	154.00	557	557,000	452,563

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	63

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Schedule of Exchange-Traded Written Options (cont’d)
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury Long-Term Bonds Futures, Call	1/26/18	$153.00	1,963	$1,963,000	$2,484,422
U.S. Treasury Long-Term Bonds Futures, Call	2/23/18	155.00	96	96,000	96,000
U.S. Treasury Long-Term Bonds Futures, Put	1/26/18	150.00	194	194,000	57,594
U.S. Treasury Long-Term Bonds Futures, Put	1/26/18	149.00	1,346	1,346,000	231,344
U.S. Treasury Long-Term Bonds Futures, Put	1/26/18	151.00	586	586,000	302,156
Total Exchange-Traded Written Options (Premiums received — $7,592,116)					$5,994,854

At December 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	402	3/20	$98,184,199	$98,148,300	$(35,899)
90-Day Eurodollar	1,449	3/21	353,549,508	353,574,113	24,605
Canadian Dollar	3,401	3/18	264,966,468	271,739,900	6,773,432
Euro	2,859	3/18	424,161,383	431,548,181	7,386,798
Euro-BTP	2,064	3/18	342,850,766	337,149,206	(5,701,560)
Euro-Bobl	239	3/18	37,942,890	37,741,008	(201,882)
Mexican Peso	20,382	3/18	523,902,015	510,365,280	(13,536,735)
U.S. Treasury 2-Year Notes	9,853	3/18	2,113,117,739	2,109,619,682	(3,498,057)
U.S. Treasury 5-Year Notes	35,530	3/18	4,142,730,489	4,127,309,158	(15,421,331)
U.S. Treasury 10-Year Notes	25,346	3/18	3,154,355,484	3,144,092,094	(10,263,390)
U.S. Treasury Ultra Long-Term Bonds	6,033	3/18	1,001,260,160	1,011,470,156	10,209,996
					(24,264,023)
Contracts to Sell:
90-Day Eurodollar	19,214	3/18	4,725,946,902	4,718,958,400	6,988,502
90-Day Eurodollar	11,118	6/18	2,728,431,049	2,725,994,625	2,436,424
90-Day Eurodollar	1,445	9/18	354,680,304	353,880,500	799,804
90-Day Eurodollar	5,468	12/18	1,339,216,970	1,337,677,850	1,539,120
90-Day Eurodollar	3,528	12/19	860,833,684	861,449,400	(615,716)
Australian 10-Year Bonds	295	3/18	29,951,640	29,728,777	222,863
Australian Dollar	1,082	3/18	81,467,134	84,515,020	(3,047,886)
British Pound	371	3/18	31,080,576	31,435,294	(354,718)
Euro Buxl 30-Year Bonds	155	3/18	31,018,233	30,474,132	544,101

See Notes to Financial Statements.

64	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell: continued
Euro-Bund	8,800	3/18	$1,717,186,557	$1,707,126,385	$10,060,172
Japanese 10-Year Bonds	331	3/18	443,142,536	442,939,250	203,286
Japanese Yen	2,706	3/18	299,514,437	301,516,050	(2,001,613)
U.S. Treasury Long-Term Bonds	6,061	3/18	926,752,879	927,333,000	(580,121)
U.S. Treasury Ultra 10-Year Notes	5,832	3/18	779,612,678	778,936,500	676,178
					16,870,396
Net unrealized depreciation on open futures contracts					$(7,393,627)

At December 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	255,082,270,000	USD	18,605,563	Bank of America N.A.	1/19/18	$168,751
JPY	17,715,900,965	USD	158,452,149	Bank of America N.A.	1/19/18	(1,113,048)
USD	118,581,289	MXN	2,232,114,892	Bank of America N.A.	1/19/18	5,391,835
CAD	484,376,285	USD	387,532,651	Barclays Bank PLC	1/19/18	(2,073,017)
EUR	1,000,000	USD	1,182,034	Barclays Bank PLC	1/19/18	18,931
EUR	2,000,000	USD	2,365,250	Barclays Bank PLC	1/19/18	36,680
INR	9,049,680,000	USD	137,272,355	Barclays Bank PLC	1/19/18	4,254,772
JPY	1,443,540,000	USD	12,804,151	Barclays Bank PLC	1/19/18	16,269
USD	733,301	AUD	943,001	Barclays Bank PLC	1/19/18	(2,476)
USD	154,103	AUD	200,000	Barclays Bank PLC	1/19/18	(1,947)
USD	228,995	AUD	300,000	Barclays Bank PLC	1/19/18	(5,080)
USD	75,834	AUD	100,000	Barclays Bank PLC	1/19/18	(2,191)
USD	76,036	AUD	100,000	Barclays Bank PLC	1/19/18	(1,989)
USD	90,879	AUD	120,000	Barclays Bank PLC	1/19/18	(2,751)
USD	235,270,820	CNY	1,574,197,056	Barclays Bank PLC	1/19/18	(6,262,346)
USD	813,656	EUR	700,000	Barclays Bank PLC	1/19/18	(27,020)
USD	2,389,632	EUR	2,000,000	Barclays Bank PLC	1/19/18	(12,298)
USD	2,971,575	EUR	2,500,000	Barclays Bank PLC	1/19/18	(30,837)
USD	1,774,764	EUR	1,500,000	Barclays Bank PLC	1/19/18	(26,683)
USD	5,073,759	EUR	4,300,000	Barclays Bank PLC	1/19/18	(90,390)
USD	20,680,535	GBP	15,513,000	Barclays Bank PLC	1/19/18	(275,025)
USD	43,941	JPY	5,000,000	Barclays Bank PLC	1/19/18	(465)
USD	442,108	JPY	50,000,000	Barclays Bank PLC	1/19/18	(1,954)
USD	903,546	JPY	100,000,000	Barclays Bank PLC	1/19/18	15,423
USD	75,112	PHP	3,909,000	Barclays Bank PLC	1/19/18	(3,139)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	65

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	8,500,000	USD	10,134,712	Citibank N.A.	1/19/18	$73,490
EUR	10,000,000	USD	11,867,300	Citibank N.A.	1/19/18	142,348
EUR	3,000,000	USD	3,498,120	Citibank N.A.	1/19/18	104,775
EUR	8,400,000	USD	9,952,656	Citibank N.A.	1/19/18	135,449
IDR	1,831,592,110,000	USD	134,615,511	Citibank N.A.	1/19/18	191,526
USD	42,135	AUD	55,000	Citibank N.A.	1/19/18	(779)
USD	208,590,504	CNH	1,394,636,113	Citibank N.A.	1/19/18	(5,360,656)
USD	122,115,569	EUR	102,846,288	Citibank N.A.	1/19/18	(1,399,209)
USD	5,686,224	EUR	4,800,000	Citibank N.A.	1/19/18	(78,407)
USD	7,599,722	EUR	6,500,000	Citibank N.A.	1/19/18	(206,550)
USD	591,349	EUR	500,000	Goldman Sachs Group Inc.	1/19/18	(9,134)
USD	5,565,406	EUR	4,700,000	Goldman Sachs Group Inc.	1/19/18	(79,128)
BRL	638,583,700	USD	198,546,062	JPMorgan Chase & Co.	1/19/18	(6,378,559)
USD	237,128	EUR	200,000	Morgan Stanley & Co. Inc.	1/19/18	(3,065)
USD	100,041,129	PHP	5,227,149,000	Deutsche Bank AG	5/15/18	(4,035,906)
USD	100,226,427	PHP	5,233,824,000	Deutsche Bank AG	5/15/18	(3,983,513)
Total						$(20,917,313)

Abbreviations used in this table:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNH	— Chinese Offshore Yuan
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
PHP	— Philippine Peso
USD	— United States Dollar

See Notes to Financial Statements.

66	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

At December 31, 2017, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
295,460,000		3/29/19	3-month LIBOR quarterly	1.597% semi-annually	—	$(1,264,796)
195,170,000		9/28/19	3-month LIBOR quarterly	1.705% semi-annually	—	(1,127,723)
404,740,000		10/17/19	3-month LIBOR quarterly	1.138% semi-annually	—	(6,448,374)
483,220,000		6/14/20	3-month LIBOR quarterly	1.671% semi-annually	$(113,724)	(5,071,541)
409,851,000		5/31/22	3-month LIBOR quarterly	2.250% semi-annually	749,454	(1,021,804)
119,020,000		12/1/22	3-month LIBOR quarterly	2.169% semi-annually	—	(437,072)
786,571,000		11/15/43	2.474% semi-annually	3-month LIBOR quarterly	11,406,581	3,794,643
75,980,000		11/15/43	2.630% semi-annually	3-month LIBOR quarterly	(443,952)	(420,107)
16,124,000		11/15/43	2.734% semi-annually	3-month LIBOR quarterly	(255,519)	(257,184)
12,221,800,000	JPY	5/9/46	0.641% semi-annually	6-month JPY LIBOR semi-annually	—	8,366,925
98,550,000	EUR	8/23/47	1.498% annually	6-month EURIBOR semi-annually	92,622	(103,518)
Total					$11,435,462	$(3,990,551)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2017[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc. (Metlife Inc., 4.750% due 2/8/21)	$584,000	6/20/21	0.30%	1.000% quarterly	$13,788	$3,509	$10,279
JPMorgan Chase & Co. (Berkshire Hathaway Inc., 1.550%, due 2/9/18)	21,430,000	3/20/24	0.73%	1.000% quarterly	334,885	(284,933)	619,818
Total	$22,014,000				$348,673	$(281,424)	$630,097

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	67

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Plus Bond Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.23 Index	$193,240,000	12/20/19	1.000% quarterly	$2,757,083	$1,133,400	$1,623,683
Markit CDX.NA.IG.25 Index	138,520,000	12/20/20	1.000% quarterly	2,822,806	108,599	2,714,207
Markit CDX.NA.IG.27 Index	303,230,000	12/20/21	1.000% quarterly	6,927,104	4,062,957	2,864,147
Markit CDX.NA.IG.28 Index	1,204,450,000	6/20/22	1.000% quarterly	26,783,174	18,971,492	7,811,682
Total	$1,839,440,000			$39,290,167	$24,276,448	$15,013,719

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[5]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.29 Index	$385,940,000	12/20/22	5.000% quarterly	$(31,824,080)	$(27,598,371)	$(4,225,709)

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse	18,532,000	EUR	5/29/20	3-month EURIBOR- Reuters quarterly	Magnolia Finance X Ltd., 16-1HAA A due 05/29/20 quarterly	—	$168,290	[6,7]

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

68	Western Asset Core Plus Bond Fund 2017 Annual Report

Western Asset Core Plus Bond Fund

[5]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[6]	Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

[7]	Swap contract is valued using significant unobservable inputs (See Note 1).

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviations used in this schedule:
EUR	— Euro
JPY	— Japanese Yen

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	69

Statement of assets and liabilities

December 31, 2017

Assets:
Investments in unaffiliated securities, at value (Cost — $22,189,900,561)	$22,488,991,723
Investments in affiliated securities, at value (Cost — $2,207,737,972)	2,207,737,972
Foreign currency, at value (Cost — $50,265,055)	49,336,541
Cash	35,390,933
Receivable for securities sold	625,672,600
Interest receivable	138,210,732
Receivable for Fund shares sold	78,453,184
Deposits with brokers for centrally cleared swap contracts	51,995,707
Foreign currency collateral for open futures contracts and exchange traded options, at value (Cost — $47,781,746)	48,721,417
Deposits with brokers for open futures contracts and exchange-traded options	41,871,842
Deposits with brokers for OTC derivatives	16,927,000
Receivable from broker — variation margin on open futures contracts	16,468,490
Unrealized appreciation on forward foreign currency contracts	10,550,249
Deposits with brokers for TBA securities	1,140,000
Security litigation proceeds receivable	817,920
OTC swaps, at value (premiums received — $281,424)	516,963
Foreign currency collateral for open centrally cleared swap contracts, at value (Cost — $12,556)	11,477
Principal paydown receivable	10,102
Receivable for open OTC swap contracts	7,338
Prepaid expenses	484,243
Total Assets	25,813,316,433

Liabilities:
Payable for securities purchased	3,555,838,366
Payable for Fund shares repurchased	105,950,482
Unrealized depreciation on forward foreign currency contracts	31,467,562
Distributions payable	6,221,708
Written options, at value (premiums received — $7,592,116)	5,994,854
Investment management fee payable	5,924,937
Payable to broker — variation margin on centrally cleared swaps	1,721,014
Service and/or distribution fees payable	588,083
Directors’ fees payable	97,557
Accrued expenses	4,392,526
Total Liabilities	3,718,197,089
Total Net Assets	$22,095,119,344

Net Assets:
Par value (Note 7)	$1,866,760
Paid-in capital in excess of par value	21,859,769,763
Overdistributed net investment income	(8,710,332)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(37,477,664)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currencies	279,670,817
Total Net Assets	$22,095,119,344

See Notes to Financial Statements.

70	Western Asset Core Plus Bond Fund 2017 Annual Report

Net Assets:
Class A	$991,878,694
Class C	$218,640,464
Class C1	$22,191,835
Class FI	$444,300,876
Class R	$214,970,189
Class I	$14,721,087,387
Class IS	$5,482,049,899

Shares Outstanding:
Class A	83,873,437
Class C	18,462,871
Class C1	1,875,791
Class FI	37,537,189
Class R	18,189,248
Class I	1,243,576,131
Class IS	463,245,113

Net Asset Value:
Class A (and redemption price)	$11.83
Class C*	$11.84
Class C1*	$11.83
Class FI (and redemption price)	$11.84
Class R (and redemption price)	$11.82
Class I (and redemption price)	$11.84
Class IS (and redemption price)	$11.83
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.36

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	71

Statement of operations

For the Year Ended December 31, 2017

Investment Income:
Interest from unaffiliated investments	$657,886,552
Interest from affiliated investments	14,071,184
Dividends	892,006
Total Investment Income	672,849,742

Expenses:
Investment management fee (Note 2)	77,753,236
Transfer agent fees (Note 5)	15,208,060
Service and/or distribution fees (Notes 2 and 5)	6,298,654
Fund accounting fees	1,109,196
Registration fees	1,047,631
Legal fees	567,503
Directors’ fees	509,393
Custody fees	377,747
Insurance	209,753
Excise tax (Note 1)	192,809
Commitment fees (Note 8)	163,741
Shareholder reports	113,600
Audit and tax fees	90,340
Fees recaptured by investment manager (Note 2)	24,009
Interest expense	3,106
Miscellaneous expenses	246,909
Total Expenses	103,915,687
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(9,470,756)
Net Expenses	94,444,931
Net Investment Income	578,404,811

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(40,413,809)
Futures contracts	85,779,813
Written options	129,852,458
Swap contracts	14,240,867
Forward foreign currency contracts	(1,560,724)
Foreign currency transactions	5,791,536
Net Realized Gain	193,690,141
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	527,725,568
Futures contracts	6,217,745
Written options	3,868,880
Swap contracts	(36,691,198)
Forward foreign currency contracts	(18,954,644)
Foreign currencies	1,234,220
Change in Net Unrealized Appreciation (Depreciation)	483,400,571
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	677,090,712
Increase in Net Assets From Operations	$1,255,495,523

See Notes to Financial Statements.

72	Western Asset Core Plus Bond Fund 2017 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2017	2016

Operations:
Net investment income	$578,404,811	$538,795,374
Net realized gain	193,690,141	112,149,747
Change in net unrealized appreciation (depreciation)	483,400,571	98,274,451
Increase in Net Assets From Operations	1,255,495,523	749,219,572

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(588,947,116)	(635,288,497)
Net realized gains	(29,300,127)	(161,680,296)
Decrease in Net Assets From Distributions to Shareholders	(618,247,243)	(796,968,793)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	9,191,583,035	6,991,323,688
Reinvestment of distributions	548,217,276	661,674,255
Cost of shares repurchased	(6,000,635,672)	(5,101,044,407)
Increase in Net Assets From Fund Share Transactions	3,739,164,639	2,551,953,536
Increase in Net Assets	4,376,412,919	2,504,204,315

Net Assets:
Beginning of year	17,718,706,425	15,214,502,110
End of year*	$22,095,119,344	$17,718,706,425
*Includes overdistributed net investment income of:	$(8,710,332)	$(24,810,839)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	73

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$11.42	$11.42	$11.63	$11.19	$11.67

Income (loss) from operations:
Net investment income	0.31	0.33	0.30	0.35	0.31
Net realized and unrealized gain (loss)	0.44	0.18	(0.20)	0.46	(0.47)
Total income (loss) from operations	0.75	0.51	0.10	0.81	(0.16)

Less distributions from:
Net investment income	(0.32)	(0.40)	(0.31)	(0.37)	(0.32)
Net realized gains	(0.02)	(0.11)	—	—	—
Total distributions	(0.34)	(0.51)	(0.31)	(0.37)	(0.32)

Net asset value, end of year	$11.83	$11.42	$11.42	$11.63	$11.19
Total return[2]	6.57%	4.42%	0.76%	7.36%	(1.34)%

Net assets, end of year (000s)	$991,879	$825,234	$492,182	$277,366	$151,890

Ratios to average net assets:
Gross expenses	0.85%[3]	0.82%	0.89%	0.78%	0.79%
Net expenses[4]	0.82 [3,5]	0.81 [5]	0.89	0.78	0.79
Net investment income	2.66	2.85	2.58	2.99	2.71

Portfolio turnover rate[6]	94%	97%	93%	78%	109%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.82%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent. Prior to May 1, 2016, the expense limitation was 0.90%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 264%, 201%, 244%, 229% and 306% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See Notes to Financial Statements.

74	Western Asset Core Plus Bond Fund 2017 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$11.43	$11.44	$11.65	$11.20	$11.68

Income (loss) from operations:
Net investment income	0.23	0.25	0.23	0.26	0.22
Net realized and unrealized gain (loss)	0.43	0.16	(0.20)	0.47	(0.46)
Total income (loss) from operations	0.66	0.41	0.03	0.73	(0.24)

Less distributions from:
Net investment income	(0.23)	(0.31)	(0.24)	(0.28)	(0.24)
Net realized gains	(0.02)	(0.11)	—	—	—
Total distributions	(0.25)	(0.42)	(0.24)	(0.28)	(0.24)

Net asset value, end of year	$11.84	$11.43	$11.44	$11.65	$11.20
Total return[2]	5.82%	3.59%	0.22%	6.53%	(2.09)%

Net assets, end of year (000s)	$218,640	$186,415	$120,683	$53,446	$11,482

Ratios to average net assets:
Gross expenses	1.52%	1.52%	1.52%	1.53%[3]	1.59%
Net expenses[4]	1.52 [5]	1.52	1.52	1.53 [3,5]	1.57 [5]
Net investment income	1.95	2.13	1.99	2.26	1.97

Portfolio turnover rate[6]	94%	97%	93%	78%	109%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 264%, 201%, 244%, 229% and 306% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	75

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C1 Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$11.42	$11.43	$11.63	$11.18	$11.66

Income (loss) from operations:
Net investment income	0.27	0.29	0.27	0.31	0.26
Net realized and unrealized gain (loss)	0.43	0.16	(0.20)	0.45	(0.47)
Total income (loss) from operations	0.70	0.45	0.07	0.76	(0.21)

Less distributions from:
Net investment income	(0.27)	(0.35)	(0.27)	(0.31)	(0.27)
Net realized gains	(0.02)	(0.11)	—	—	—
Total distributions	(0.29)	(0.46)	(0.27)	(0.31)	(0.27)

Net asset value, end of year	$11.83	$11.42	$11.43	$11.63	$11.18
Total return[2]	6.16%	3.92%	0.63%	6.89%	(1.78)%

Net assets, end of year (000s)	$22,192	$25,069	$27,662	$30,785	$33,072

Ratios to average net assets:
Gross expenses	1.21%	1.21%	1.20%	1.24%	1.24%
Net expenses[3]	1.21 [4]	1.21	1.20	1.24	1.24
Net investment income	2.27	2.46	2.29	2.65	2.24

Portfolio turnover rate[5]	94%	97%	93%	78%	109%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.51%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 264%, 201%, 244%, 229% and 306% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See Notes to Financial Statements.

76	Western Asset Core Plus Bond Fund 2017 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class FI Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$11.43	$11.44	$11.64	$11.19	$11.67

Income (loss) from operations:
Net investment income	0.31	0.34	0.31	0.36	0.31
Net realized and unrealized gain (loss)	0.44	0.15	(0.19)	0.45	(0.46)
Total income (loss) from operations	0.75	0.49	0.12	0.81	(0.15)

Less distributions from:
Net investment income	(0.32)	(0.39)	(0.32)	(0.36)	(0.33)
Net realized gains	(0.02)	(0.11)	—	—	—
Total distributions	(0.34)	(0.50)	(0.32)	(0.36)	(0.33)

Net asset value, end of year	$11.84	$11.43	$11.44	$11.64	$11.19
Total return[2]	6.65%	4.21%	0.99%	7.35%	(1.32)%

Net assets, end of year (000s)	$444,301	$405,912	$1,541,759	$1,853,440	$3,111,153

Ratios to average net assets:
Gross expenses	0.83%	0.83%	0.84%	0.81%	0.82%
Net expenses[3]	0.83 [4]	0.83	0.84	0.80 [4]	0.77 [4]
Net investment income	2.65	2.88	2.64	3.12	2.74

Portfolio turnover rate[5]	94%	97%	93%	78%	109%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 0.78%. Prior to May 1, 2013, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 0.74%. These expense limitations did not include interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 264%, 201%, 244%, 229% and 306% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	77

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class R Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$11.41	$11.41	$11.62	$11.18	$11.66

Income (loss) from operations:
Net investment income	0.28	0.29	0.28	0.31	0.28
Net realized and unrealized gain (loss)	0.43	0.18	(0.21)	0.45	(0.48)
Total income (loss) from operations	0.71	0.47	0.07	0.76	(0.20)

Less distributions from:
Net investment income	(0.28)	(0.36)	(0.28)	(0.32)	(0.28)
Net realized gains	(0.02)	(0.11)	—	—	—
Total distributions	(0.30)	(0.47)	(0.28)	(0.32)	(0.28)

Net asset value, end of year	$11.82	$11.41	$11.41	$11.62	$11.18
Total return[2]	6.25%	4.11%	0.62%	6.89%	(1.70)%

Net assets, end of year (000s)	$214,970	$130,139	$52,969	$10,615	$1,292

Ratios to average net assets:
Gross expenses	1.13%	1.12%	1.14%[3]	1.27%[3]	1.33%[3]
Net expenses[4]	1.13 [5]	1.12	1.14 [3]	1.15 [3,5]	1.15 [3,5]
Net investment income	2.35	2.53	2.42	2.71	2.51

Portfolio turnover rate[6]	94%	97%	93%	78%	109%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 264%, 201%, 244%, 229% and 306% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See Notes to Financial Statements.

78	Western Asset Core Plus Bond Fund 2017 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$11.43	$11.43	$11.64	$11.19	$11.67

Income (loss) from operations:
Net investment income	0.35	0.38	0.35	0.39	0.34
Net realized and unrealized gain (loss)	0.44	0.17	(0.20)	0.46	(0.46)
Total income (loss) from operations	0.79	0.55	0.15	0.85	(0.12)

Less distributions from:
Net investment income	(0.36)	(0.44)	(0.36)	(0.40)	(0.36)
Net realized gains	(0.02)	(0.11)	—	—	—
Total distributions	(0.38)	(0.55)	(0.36)	(0.40)	(0.36)

Net asset value, end of year	$11.84	$11.43	$11.43	$11.64	$11.19
Total return[2]	6.96%	4.79%	1.29%	7.68%	(1.07)%

Net assets, end of year (000s)	$14,721,087	$12,190,850	$9,648,911	$7,498,783	$4,032,933

Ratios to average net assets:
Gross expenses	0.52%	0.52%	0.52%	0.49%	0.51%
Net expenses	0.45 [3,4]	0.45 [3,4]	0.45 [3,4]	0.49 [3,4]	0.51
Net investment income	3.03	3.21	3.05	3.39	2.98

Portfolio turnover rate[5]	94%	97%	93%	78%	109%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective November 7, 2014, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 264%, 201%, 244%, 229% and 306% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Annual Report	79

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class IS Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$11.42	$11.43	$11.64	$11.19	$11.67

Income (loss) from operations:
Net investment income	0.36	0.38	0.36	0.40	0.35
Net realized and unrealized gain (loss)	0.43	0.16	(0.21)	0.46	(0.46)
Total income (loss) from operations	0.79	0.54	0.15	0.86	(0.11)

Less distributions from:
Net investment income	(0.36)	(0.44)	(0.36)	(0.41)	(0.37)
Net realized gains	(0.02)	(0.11)	—	—	—
Total distributions	(0.38)	(0.55)	(0.36)	(0.41)	(0.37)

Net asset value, end of year	$11.83	$11.42	$11.43	$11.64	$11.19
Total return[2]	6.99%	4.73%	1.32%	7.75%	(0.98)%

Net assets, end of year (000s)	$5,482,050	$3,955,087	$3,330,335	$3,169,603	$2,407,529

Ratios to average net assets:
Gross expenses	0.43%	0.42%	0.42%[3]	0.43%	0.43%[3]
Net expenses[4]	0.43	0.42	0.42 [3]	0.43 [5]	0.43 [3]
Net investment income	3.05	3.24	3.07	3.45	3.08

Portfolio turnover rate[6]	94%	97%	93%	78%	109%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 264%, 201%, 244%, 229% and 306% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See Notes to Financial Statements.

80	Western Asset Core Plus Bond Fund 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

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Notes to financial statements (cont’d)

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Financials	—	$1,810,375,319	$77,492,836	$1,887,868,155
Industrials	—	251,801,000	1,817	251,802,817
Other corporate bonds & notes	—	3,451,584,145	—	3,451,584,145
Asset-backed securities	—	977,173,466	18,484,401	995,657,867
Collateralized mortgage obligations	—	1,954,664,980	33,537,507	1,988,202,487
Mortgage-backed securities	—	4,909,785,472	—	4,909,785,472
Non-U.S. Treasury inflation protected securities	—	87,833,197	—	87,833,197
Senior loans:
Consumer discretionary	—	426,465,138	39,481,906	465,947,044
Consumer staples	—	35,461,489	12,581,604	48,043,093
Health care	—	153,176,483	3,200,372	156,376,855
Information technology	—	72,637,906	57,503,273	130,141,179
Utilities	—	—	39,213,179	39,213,179
Other senior loans	—	430,406,263	—	430,406,263
Sovereign bonds	—	1,245,053,409	—	1,245,053,409
U.S. Government & agency obligations	—	5,169,579,254	—	5,169,579,254
U.S. Treasury inflation protected securities	—	702,886,888	—	702,886,888
Preferred stocks	$12,935,569	—	—	12,935,569
Purchased options	16,750,894	—	—	16,750,894
Total long-term investments	29,686,463	21,678,884,409	281,496,895	21,990,067,767
Short-term investments†	—	2,706,661,928	—	2,706,661,928
Total investments	$29,686,463	$24,385,546,337	$281,496,895	$24,696,729,695
Other financial instruments:
Futures contracts	47,865,281	—	—	47,865,281
Forward foreign currency contracts	—	10,550,249	—	10,550,249
OTC Credit default swaps on corporate issues — sell protection‡	—	348,673	—	348,673
OTC Total return swaps‡	—	—	168,290	168,290
Centrally cleared interest rate swaps	—	12,161,568	—	12,161,568
Centrally cleared credit default swaps on credit indices — sell protection	—	15,013,719	—	15,013,719
Total other financial instruments	$47,865,281	$38,074,209	$168,290	$86,107,780
Total	$77,551,744	$24,423,620,546	$281,665,185	$24,782,837,475

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Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$5,994,854	—	—	$5,994,854
Futures contracts	55,258,908	—	—	55,258,908
Forward foreign currency contracts	—	$31,467,562	—	31,467,562
Centrally cleared credit default swaps on credit indices — buy protection	—	4,225,709	—	4,225,709
Centrally cleared interest rate swaps	—	16,152,119	—	16,152,119
Total	$61,253,762	$51,845,390	—	$113,099,152

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Staples	Financials	Industrials	Asset- Backed Securities	Collateralized Mortgage Obligations
Balance as of December 31, 2016	$369,952	$72,013,353	$4,200,230	$130,523,557	—
Accrued premiums/discounts	906	153,284	(26,372)	24,421	$(84,338)
Realized gain (loss)[1]	—	(156,829)	186	516,245	—
Change in unrealized appreciation (depreciation)[2]	(5,688)	6,255,782	(64,478)	10,458,469	110,816
Purchases	—	—	—	15,448,429	5,082,609
Sales	(27,548)	(772,754)	(1,944,326)	(17,309,014)	—
Transfers into Level 3[3]	—	—	—	3,035,972	28,428,420
Transfers out of Level 3[4]	(337,622)	—	(2,163,423)	(124,213,678)	—
Balance as of December 31, 2017	—	$77,492,836	$1,817	$18,484,401	$33,537,507
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2017[2]	—	$6,255,782	$(276)	$184	$110,816

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Consumer Staples	Healthcare	Information Technology	Utilities	OTC Total Return Swap Contracts	Total
Balance as of December 31, 2016	—	—	$3,224,255	—	$2,529,762	—	$212,861,109
Accrued premiums/discounts	—	$(9,108)	(2,599)	$(951)	19,841	—	75,084
Realized gain (loss)[1]	—	(761)	—	(373)	(15,959)	—	342,509
Change in unrealized appreciation (depreciation)[2]	$(57,864)	(357,819)	(21,284)	32,317	195,848	—	16,546,099
Purchases	26,944,608	13,013,732	—	57,532,180	39,032,566	—	157,054,124
Sales	—	(64,440)	—	(59,900)	(2,548,879)	—	(22,726,861)
Transfers into Level 3[3]	12,595,162	—	—	—	—	$168,290	44,227,844
Transfers out of Level 3[4]	—	—	—	—	—	—	(126,714,723)
Balance as of December 31, 2017	$39,481,906	$12,581,604	$3,200,372	$57,503,273	$39,213,179	$168,290	$281,665,185
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2017[2]	$(57,864)	$(357,819)	$(21,284)	$32,317	$160,631	—	$6,122,487

84	Western Asset Core Plus Bond Fund 2017 Annual Report

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in unaffiliated investments in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

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Notes to financial statements (cont’d)

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by

86	Western Asset Core Plus Bond Fund 2017 Annual Report

the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2017, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(j) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security

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Notes to financial statements (cont’d)

increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(k) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(l) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(m) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

88	Western Asset Core Plus Bond Fund 2017 Annual Report

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2017, the total notional value of all credit default swaps to sell protection was $1,861,454,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to

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Notes to financial statements (cont’d)

the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

90	Western Asset Core Plus Bond Fund 2017 Annual Report

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(n) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

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Notes to financial statements (cont’d)

unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(o) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(p) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

92	Western Asset Core Plus Bond Fund 2017 Annual Report

(q) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(r) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(s) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While

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Notes to financial statements (cont’d)

offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2017, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $31,467,562. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2017, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $16,927,000 which could be used to reduce the required payment.

At December 31, 2017, the Fund held collateral from Citibank N.A. and Bank of America N.A.in the amounts of $164,801 and $157,794, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(t) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed

94	Western Asset Core Plus Bond Fund 2017 Annual Report

securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(u) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(v) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(w) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(x) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $192,809 of federal excise taxes attributable to calendar year 2016.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Western Asset Core Plus Bond Fund 2017 Annual Report	95

Notes to financial statements (cont’d)

(y) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$192,809	—	$(192,809)
(b)	26,450,003	$(26,450,003)	—

(a)	Reclassifications are due to a non-deductible excise tax paid by the Fund.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage-backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swap contracts and book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion. For their services, LMPFA pays Western Asset, Western Asset Limited, Western Singapore and Western Japan monthly all of the management fee that it receives from the Fund.

LMPFA has agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, so that the ratio of total annual fund operating expenses did not exceed 0.82%, 1.65%, 1.51%, 0.85%, 1.15%, 0.45% and 0.45% for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

During the year ended December 31, 2017, fees waived and/or expenses reimbursed amounted to $9,470,756.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no

96	Western Asset Core Plus Bond Fund 2017 Annual Report

case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2017, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class I
Expires December 31, 2018	$45,617	$7,457,713
Expires December 31, 2019	240,090	9,227,382
Total fee waivers/expense reimbursements subject to recapture	$285,707	$16,685,095

For the year ended December 31, 2017, LMPFA recaptured $24,009 for Class A shares.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C and Class C1 shares which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2017, LMIS and its affiliates retained sales charges of $171,638 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C	Class C1
CDSCs	$7,053	$61,527	—

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$3,652,143,191	$51,146,923,155
Sales	2,375,501,464	48,547,602,189

Western Asset Core Plus Bond Fund 2017 Annual Report	97

Notes to financial statements (cont’d)

At December 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$24,450,772,809	$583,418,614	$(337,461,728)	$245,956,886
Written options	(7,592,116)	2,724,002	(1,126,740)	1,597,262
Forward foreign currency contracts	—	10,550,249	(31,467,562)	(20,917,313)
Futures contracts	—	47,865,281	(55,258,908)	(7,393,627)
Swap contracts	7,832,115	27,973,674	(20,377,828)	7,595,846

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2017.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$14,109,534	$2,641,360	—	$16,750,894
Futures contracts[3]	33,705,051	14,160,230	—	47,865,281
OTC swap contracts[4]	168,290	—	$348,673	516,963
Centrally cleared swap contracts[5]	12,161,568	—	15,013,719	27,175,287
Forward foreign currency contracts	—	10,550,249	—	10,550,249
Total	$60,144,443	$27,351,839	$15,362,392	$102,858,674

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$5,994,854	—	—	$5,994,854
Futures contracts[3]	36,317,956	$18,940,952	—	55,258,908
Centrally cleared swap contracts[5]	16,152,119	—	$4,225,709	20,377,828
Forward foreign currency contracts	—	31,467,562	—	31,467,562
Total	$58,464,929	$50,408,514	$4,225,709	$113,099,152

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

98	Western Asset Core Plus Bond Fund 2017 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(47,627,430)	$(18,907,895)	—	$(66,535,325)
Written options	85,648,035	44,204,423	—	129,852,458
Futures contracts	1,475,361	84,304,452	—	85,779,813
Swap contracts	25,267,054	—	$(11,026,187)	14,240,867
Forward foreign currency contracts	—	(1,560,724)	—	(1,560,724)
Total	$64,763,020	$108,040,256	$(11,026,187)	$161,777,089

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$2,255,226	$(4,631,419)	—	$(2,376,193)
Written options	3,857,543	11,337	—	3,868,880
Futures contracts	14,096,979	(7,879,234)	—	6,217,745
Swap contracts	(45,296,371)	—	$8,605,173	(36,691,198)
Forward foreign currency contracts	—	(18,954,644)	—	(18,954,644)
Total	$(25,086,623)	$(31,453,960)	$8,605,173	$(47,935,410)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

During the year ended December 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$11,118,929
Written options	12,925,120
Futures contracts (to buy)	12,581,986,401
Futures contracts (to sell)	12,729,023,710
Forward foreign currency contracts (to buy)	1,215,727,205
Forward foreign currency contracts (to sell)	1,157,443,804

Western Asset Core Plus Bond Fund 2017 Annual Report	99

Notes to financial statements (cont’d)

Average Notional Balance
Interest rate swap contracts	$3,892,487,434
Credit default swap contracts (to buy protection)	368,380,431
Credit default swap contracts (to sell protection)	1,239,166,615
Total return swap contracts	22,049,457

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2017.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$5,560,586	$(1,113,048)	$4,447,538	$(157,794)	$4,289,744
Barclays Bank PLC	4,355,863	(8,819,608)	(4,463,745)	1,620,000	(2,843,745)
Citibank N.A.	647,588	(7,045,601)	(6,398,013)	(164,801)	(6,562,814)
Credit Suisse	168,290	—	168,290	—	168,290
Deutsche Bank AG	—	(8,019,419)	(8,019,419)	7,730,000	(289,419)
Goldman Sachs Group Inc.	—	(88,262)	(88,262)	—	(88,262)
JPMorgan Chase & Co.	334,885	(6,378,559)	(6,043,674)	5,540,000	(503,674)
Morgan Stanley & Co. Inc.	—	(3,065)	(3,065)	—	(3,065)
Total	$11,067,212	$(31,467,562)	$(20,400,350)	$14,567,405	$(5,832,945)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

[5]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$2,289,125	†	$1,544,672
Class C	1,934,188	†	191,474
Class C1	165,270	†	18,869
Class FI	1,041,157	†	626,645

100	Western Asset Core Plus Bond Fund 2017 Annual Report

	Service and/or Distribution Fees		Transfer Agent Fees
Class R	$868,914	†	$358,176
Class I	—		12,423,301
Class IS	—		44,923
Total	$6,298,654		$15,208,060

†	Amounts shown are exclusive of expense reimbursements. For the year ended December 31, 2017, the service and/or distribution fees reimbursed amounted to $168, $92, $7, $2,144 and $873 for Class A, Class C, Class C1, Class FI and Class R shares, respectively.

For the year ended December 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$240,258
Class C	92
Class C1	7
Class FI	2,144
Class R	873
Class I	9,227,382
Class IS	—
Total	$9,470,756

6. Distributions to shareholders by class

	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Investment Income:
Class A	$24,824,376	$24,221,043
Class C	3,877,713	4,479,589
Class C1	547,013	813,173
Class FI	11,265,646	38,684,006
Class R	4,183,705	2,938,476
Class I	392,265,021	423,880,946
Class IS	151,983,642	140,271,264
Total	$588,947,116	$635,288,497

Net Realized Gains:
Class A	$1,334,603	$7,498,215
Class C	288,218	1,712,599
Class C1	29,574	234,819
Class FI	585,977	3,856,388
Class R	286,536	1,145,929
Class I	19,481,332	111,242,403
Class IS	7,293,887	35,989,943
Total	$29,300,127	$161,680,296

Western Asset Core Plus Bond Fund 2017 Annual Report	101

Notes to financial statements (cont’d)

7. Capital shares

At December 31, 2017, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	39,382,925	$460,526,649	50,692,564	$591,902,149
Shares issued on reinvestment	1,594,072	18,709,228	1,999,403	23,197,219
Shares repurchased	(29,391,420)	(342,655,357)	(23,500,702)	(274,707,339)
Net increase	11,585,577	$136,580,520	29,191,265	$340,392,029

Class C
Shares sold	7,182,229	$84,537,642	8,373,825	$97,990,597
Shares issued on reinvestment	251,839	2,960,911	342,295	3,969,846
Shares repurchased	(5,278,418)	(61,774,608)	(2,961,861)	(34,532,428)
Net increase	2,155,650	$25,723,945	5,754,259	$67,428,015

Class C1
Shares sold	48,403	$570,239	58,114	$675,945
Shares issued on reinvestment	47,401	556,089	85,244	989,142
Shares repurchased	(415,108)	(4,861,549)	(369,412)	(4,313,122)
Net decrease	(319,304)	$(3,735,221)	(226,054)	$(2,648,035)

Class FI
Shares sold	14,828,028	$174,129,804	22,009,008	$257,706,257
Shares issued on reinvestment	1,000,827	11,752,405	3,625,181	42,367,905
Shares repurchased	(13,818,638)	(161,717,646)	(124,934,752)	(1,488,042,706)
Net increase (decrease)	2,010,217	$24,164,563	(99,300,563)	$(1,187,968,544)

Class R
Shares sold	8,923,448	$104,471,540	8,201,184	$95,781,619
Shares issued on reinvestment	342,083	4,016,169	301,534	3,491,581
Shares repurchased	(2,483,440)	(29,123,735)	(1,736,469)	(20,261,659)
Net increase	6,782,091	$79,363,974	6,766,249	$79,011,541

Class I
Shares sold	518,654,831	$6,085,001,449	408,118,832	$4,770,832,145
Shares issued on reinvestment	31,309,282	367,933,554	37,255,677	433,030,827
Shares repurchased	(373,204,638)	(4,336,469,230)	(222,594,994)	(2,592,633,156)
Net increase	176,759,475	$2,116,465,773	222,779,515	$2,611,229,816

Class IS
Shares sold	195,577,943	$2,282,345,712	100,298,924	$1,176,434,976
Shares issued on reinvestment	12,106,012	142,288,920	13,307,342	154,627,735
Shares repurchased	(90,649,269)	(1,064,033,547)	(58,808,170)	(686,553,997)
Net increase	117,034,686	$1,360,601,085	54,798,096	$644,508,714

102	Western Asset Core Plus Bond Fund 2017 Annual Report

8. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”), from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended December 31, 2017, the Fund incurred a commitment fee in the amount of $163,741. The Fund did not utilize the Redemption Facility during the year ended December 31, 2017.

9. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset Management Company, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended December 31, 2017. The following transactions were effected in shares of such companies for the year ended December 31, 2017.

	Affiliate Value at December 31, 2016	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2017
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$6,755,737,972	6,755,737,972	$4,548,000,000	4,548,000,000	—	$14,071,184	—	$2,207,737,972

Western Asset Core Plus Bond Fund 2017 Annual Report	103

Notes to financial statements (cont’d)

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$606,190,111	$689,785,186
Net Long-term Capital Gains	12,057,132	107,183,607
Total Distributions Paid	$618,247,243	$796,968,793

As of December 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$32,603,091
Undistributed long-term capital gains — net	88,927,382
Total undistributed earnings	$121,530,473
Other book/tax temporary differences(a)	(114,584,193)
Unrealized appreciation (depreciation)(b)	226,536,541
Total accumulated earnings (losses) — net	$233,482,821

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default, book/tax differences in the treatment of swap contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, book/tax differences in the treatment of partnership investments and other book/tax basis adjustments.

11. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

104	Western Asset Core Plus Bond Fund 2017 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Core Plus Bond Fund:

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Core Plus Bond Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

February 20, 2018

We have served as the auditor of one or more investment companies in the Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

Western Asset Core Plus Bond Fund 2017 Annual Report	105

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan,” and together with Western Singapore and WAML, the “Non-U.S. Subadvisers”, and together with Western Asset, the “Subadvisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 12, 2017 and October 17, 2017. At a meeting held on November 14, 2017, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadvisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadvisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Subadvisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Subadvisers because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Broadridge and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff;

106	Western Asset Core Plus Bond Fund

and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the capability and integrity of the Subadvisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Subadvisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or a Subadviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Subadvisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2017. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for each period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Subadvisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds, as well as fees paid by the Subadvisers’ other clients, including separate accounts managed by the Subadvisers. The Directors observed that the contractual management fee paid by the Fund to LMPFA was higher than the average management fee rate paid by funds in its peer group, while the actual management fee rate paid by the Fund to LMPFA was lower than the average management fee rate paid by funds in its peer group and that total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Subadvisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Subadvisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Subadvisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Subadvisers, including, among others, the profitability of the relationship to LMPFA and the Subadvisers; the direct and indirect benefits that LMPFA and each Subadviser may receive

Western Asset Core Plus Bond Fund	107

Board approval of management and subadvisory agreements (unaudited) (cont’d)

from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Subadvisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Subadviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Subadvisers as the assets of the Fund grow. They further concluded that the Fund’s assets were currently at a level at which the Subadvisers potentially may realize economies of scale from any future growth in the Fund, and noted that fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of Securities and Exchange Commission rules regarding the independence of counsel, of LMPFA and the Subadvisers. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Subadvisers, but they would continue to closely monitor the performance of LMPFA and the Subadvisers; that the fees to be paid to the Subadvisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Subadvisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

108	Western Asset Core Plus Bond Fund

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Plus Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2013)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

Western Asset Core Plus Bond Fund	109

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Chairman of Great Public Schools Now (since 2015); Trustee of The Getty Trust (since 2005); Chairman of Excellent Education Development (since 2000); formerly, Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (since 2012); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012) ; formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Graham Holdings Company (formerly, The Washington Post Company) and Berkshire Hathaway, Inc.

110	Western Asset Core Plus Bond Fund

Officers[5]
Jane Trust, CFA Legg Mason 100 International Drive, 11th Floor, Baltimore, MD 21202
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Western Asset Core Plus Bond Fund	111

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

112	Western Asset Core Plus Bond Fund

Officers[5] cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Western Asset Core Plus Bond Fund	113

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

Record date:	Daily	Daily	12/20/2017
Payable date:	January 2017 - January 2017	February 2017 - December 2017	12/21/2017
Ordinary income:
Qualified dividend income for individuals	4.12%	1.15%	1.15%
Dividends qualifying for the dividends
received deduction for corporations	2.14%	1.04%	1.04%
Interest from Federal Obligations	19.08%	19.08%	19.08%
Long-term capital gain dividend	—	—	$0.006510

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid by the Fund represent Qualified Net Investment Income or Qualified Short-Term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Record date:	Daily	Daily	12/20/2017
Payable date:	January 2017 - January 2017	February 2017 - December 2017	12/21/2017
Qualified net investment income	65.00%	65.00%	—
Qualified short-term capital gains	—	—	$0.009310

Please retain this information for your records.

114	Western Asset Core Plus Bond Fund

Western Asset

Core Plus Bond Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart, Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd.

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Transfer agent

BNYMellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Core Plus Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Plus Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013139 2/18 SR18-3285

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2016 and December 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $178,441 in December 31, 2016 and in $74,510 in December 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2016 and $0 in December 31, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $20,200 in December 31, 2016 and $20,806 in December 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $3,975 in December 31, 2016 and $0 in December 31, 2017, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2016 and December 31, 2017; Tax Fees were 100% and 100% for December 31, 2016 and December 31, 2017; and Other Fees were 100% and 100% for December 31, 2016 and December 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $200,054 in December 31, 2016 and $269,356 in December 31, 2017.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart

Jaynie M. Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 22, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 22, 2018